UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-05820

    HELIOS TOTAL RETURN FUND, INC.

(Exact name of registrant as specified in charter)

    THREE WORLD FINANCIAL CENTER

200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices) (Zip code)

    JOHN J. FEENEY, JR., PRESIDENT

HELIOS TOTAL RETURN FUND, INC.

THREE WORLD FINANCIAL CENTER

200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code:     (800) 497-3746

Date of fiscal year end:     November 30, 2009

Date of reporting period:     November 30, 2009

Item 1. Reports to Shareholders.

Brookfield Investment Management Inc.

Helios Strategic Mortgage Income Fund, Inc.

Helios Total Return Fund, Inc.

Brookfield

Annual Report

November 30, 2009

IN PROFILE

Brookfield Investment Management Inc. (formerly Hyperion Brookfield Asset Management, Inc.) is a registered investment advisor specializing in core fixed income, high yield, structured products (Commercial MBS, Residential MBS and ABS) as well as global REITs and listed infrastructure securities. Headquartered in New York, the firm had approximately $24 billion of assets under management as of October 31, 2009. Brookfield Investment Management is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $90 billion of assets under management as of September 30, 2009.

This report is for stockholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2009. Brookfield Investment Management Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

We welcome this opportunity to provide the Annual Report for Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc. (each, a “Fund” and collectively, the “Funds”) for the fiscal year ended November 30, 2009.

Capital markets have undergone substantial changes in the last 12 months. At the close of the 2008 calendar year, investor confidence had deteriorated significantly. This was largely driven by an uncertain U.S. economic outlook, frozen debt markets and a resulting aversion to risk-taking by virtually all market participants. These factors severely impacted the non-Agency MBS, ABS and CMBS markets. Several significant steps taken by the U.S. government—in both fiscal and monetary policy—in late 2008 and early 2009 eventually began to stabilize financial markets. While initially targeted at the U.S. Agency MBS markets, these programs also boosted broader securities markets.

While it is not yet clear that such government involvement will lead to a long-term stabilization of the economy and markets, the initial result has been quite positive. From the weakest levels seen in March, most sectors of the credit markets rebounded sharply throughout the following months. Generally, investor willingness to take risk has led to improved performance in even the riskiest sectors of the fixed income markets.

We believe the Funds are appropriately positioned to capitalize on opportunities in the current market, particularly those well-structured securities that offer attractive return prospects as well as defensive characteristics. Our current objectives are to retain exposure to those securities which are out-of-favor and below fundamental value as well as to add to our allocations in opportunistic investments. Over the long-term, we believe that this strategy should generate a high level of current income for our stockholders.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Funds’ investment performance, together with each Fund’s audited financial statements and portfolio of investments as of November 30, 2009.

We remain fully committed to the Funds and their stockholders. As always, we will continue to actively seek investment opportunities in the market and act on them in a timely fashion in an effort to achieve the Funds’ objectives. We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

John J. Feeney, Jr.

President

2009 Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

OBJECTIVE AND STRATEGY

Helios Strategic Mortgage Income Fund, Inc. (the “Fund”) is a diversified, closed-end fund whose primary investment objective is to provide a high level of current income by investing primarily in mortgage-backed securities (“MBS”) that, in the opinion of the Fund’s advisor, offer an attractive combination of credit quality, yield and maturity. The Fund’s secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in MBS—securities backed by interests in real estate—including Agency MBS, non-Agency Residential MBS and Commercial MBS. No assurance can be given that the Fund’s investment objectives will be achieved.

Effective December 29, 2008, the Fund was renamed Helios Strategic Mortgage Income Fund, Inc.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations, and an unanticipated default could cause the Fund to experience a reduction in the value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and the market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2009, Helios Strategic Mortgage Income Fund, Inc. (NYSE: HSM) had a total return of 28.31%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $6.28 on November 30, 2009, the Fund’s shares had a dividend yield of 13.85%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The Fund’s NAV increased 2.02% over the 12-month period due to a substantial improvement in the prices of mortgage-backed securities. Though in early 2009, the stability of the financial system was still in question, several landmark actions by the U.S. government began to stabilize the system. These stabilization activities, which were targeted at the U.S. Agency MBS markets, also had positive repercussions in the broader securitization markets.

FIXED INCOME MARKET ENVIRONMENT

While fundamental factors, including the prospects for a) U.S. housing demand and b) lending to consumers, remain weak, the distress and illiquidity that gripped the markets late last year has subsided. The U.S. government’s balance sheet has been used effectively to quell the panic in the financial markets through quantitative easing. Additionally, through government loan modification programs and through state and national foreclosure moratoria, the flow of foreclosed homes onto the market for sale has been more limited. These changes have resulted in a much improved sentiment with respect to prospects for home price changes, most recently with four consecutive months of home price appreciation. Finally, there are several programs to aid liquidity in the securitized markets including TALF (Term Asset-Backed Loan Facility) and PPIP (Public-Private Investment Program). These programs have paved the way for a strong new issue market in asset-backed securities, a burgeoning new issue market in CMBS, and a more stable secondary market overall.

Brookfield Investment Management Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

The efforts undertaken by the government underscore a commitment to a banking system and a mortgage system that need stability and liquidity. As such, we believe the government’s objectives are first, to maintain a stable market for liquid securities and second, to improve consumer confidence and housing demand. These objectives may also result in a housing bottom in 2010. Despite the more recent home price improvements, we believe that the winter months and rising interest rates are likely to push home prices down somewhat more nationally. Nationally, through the third quarter of 2009 home prices were down more than 32% from their peak in the fourth quarter of 2006 and in certain regions, home prices were down over 55% over the same period. We also expect commercial real estate prices to continue to decline in 2010 before beginning their recovery.

Unemployment levels, which are currently high, are a key driver of non-payment on mortgage debt and we have seen some of the positive leading indicators necessary to believe that GDP growth is possible at a level that can begin to reduce the level of unemployment gradually. That said, there remains an incredibly high level of stimulus, including near 0% short term interest rates, that is still supporting the economy. We believe the Federal Reserve is likely to remain accommodative over the next 12 months, to the extent that reasonable economic growth is achieved. This is a key to the recovery.

We have begun to see small improvements in demand for housing, some of which is due to the tax credit afforded to first time homebuyers, the remainder of which is due to dramatically improved affordability. That said, credit provision remains limited as lending standards are historically tight. Improvements in lending will be a key to the housing recovery. We continue to believe that the securitized markets price in more conservative forward expectations than most other sectors.

PORTFOLIO STRATEGY

In October 2009, the Fund’s Board of Directors approved a two-month dividend holiday. When comparing the dividends paid to date for the current fiscal year to the projected income earned for the current fiscal year, we determined that additional distributions in October and November of 2009 were likely to be deemed a return of capital. Given the Fund’s current investment opportunities and projected earnings for the next fiscal year, the Board concurred with our recommendation to retain cash for investments rather than to return the capital to the Fund’s stockholders.

As of November 30, 2009, the Fund had a 35.2% allocation to Agency MBS. These securities are high-quality, liquid securities backed by the U.S. government and its agencies. The Agency MBS are backed first by the credit of the underlying mortgages and second by the corporate guarantee of the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). This corporate guarantee was further backed by the U.S. government during 2008, and we remain comfortable with these holdings from a credit perspective. That said, we believe the prices of Agency MBS and U.S. Treasury securities have increased to levels that are not likely sustainable over the longer term, given that the main purchasers through 2009 were the U.S. Federal Reserve and the Treasury. The buying program of the Federal Reserve is expected to terminate in March 2010 while that of the Treasury ended December 31, 2009, and we believe the level of prices and of yield spreads are not likely to hold beyond these programs. As such, we are likely to reduce the Agency MBS holdings as we approach the terminus of the government and Fed program.

The Fund had a 22.3% allocation to CMBS as of November 30, 2009. Prices of commercial real estate began falling 12-18 months after residential real estate prices and through November 30, 2009 have fallen more. The industry delinquency rates are substantially higher than one year ago, and CMBS securities have suffered from declining liquidity. Certain securities within CMBS have begun to recover and this recovery has been led by those senior securities eligible for TALF and for PPIP. The Fund’s holdings, while generally more seasoned, are also more junior in the capital structure and we believe remain undervalued currently.

Approximately 17.6% of the Fund was invested in non-Agency RMBS as of November 30, 2009. This portion of the portfolio had below-investment grade holdings, which were severely penalized in terms of both price and liquidity. However, many of the Fund’s holdings in this sector are from the 2002 to 2005 vintage, which refers to the year in which the loans were originated. These vintages historically have performed better than the 2006 and

2009 Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

2007 vintages from a delinquency and prepayment perspective. As a result, these securities have had fewer credit difficulties than securities from either the 2006 or 2007 vintages. While this sector has been challenged by weaker fundamentals and onerous market conditions, we continue to like holding these exposures.

There are substantial opportunities in the current markets, particularly among the senior classes of CMBS or non-Agency RMBS, which we look to take advantage of in early 2010, as we reduce our Agency MBS exposure. One positive sign is that financing terms have begun to reappear for non-Agency MBS and CMBS. The Fund primarily utilizes reverse repurchase agreements and credit default swaps to obtain leverage. As of November 30, 2009, the Fund’s leverage was 3.9%. Leverage was trimmed during the period by reducing exposure to CMBS credit default swaps. In general, the cost of leverage and access to leverage improved over the period.

As of November 30, 2009, the Fund, inclusive of the effect of leverage, was managed with an average net duration of 2.0 years.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Some funds may utilize leveraging to seek to enhance the yield and net asset value of their common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the fund and the market price of the fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

All opinions and views expressed herein constitute Brookfield Investment Management’s judgments as of the date hereof and may change at any time without notice.

Brookfield Investment Management Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

November 30, 2009

PORTFOLIO STATISTICS

Annualized dividend yield[1]	13.85%

Weighted average coupon	5.22%

Average effective maturity	3.12 years

Percentage of leveraged assets	3.94%

Total number of holdings	142

CREDIT QUALITY

AAA[2]	53%

AA	11%

A	7%

BBB	10%

BB	9%

B	3%

Below B	7%
Total	100%

ASSET ALLOCATION3

U.S. Government & Agency Obligations	34%

Asset-Backed Securities	28%

Commercial Mortgage-Backed Securities	21%

Non-Agency Residential Mortgage-Backed Securities	17%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the November 30, 2009 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash.

2009 Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments

November 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 35.2%
U.S. Government Agency Collateralized Mortgage Obligations – 3.7%
Federal Home Loan Mortgage Corporation Series 3617, Class C [14] (Cost – $2,291,375)	4.50%	06/25/37	$2,300	$2,289,880

U.S. Government Agency Pass-Through Certificates – 31.5%
Federal Home Loan Mortgage Corporation
Pool C69047	7.00	06/01/32	593	658,664
Pool H01847 [9]	7.00	09/01/37	2,663	2,901,265
Pool G01466	9.50	12/01/22	550	618,628
Pool 555559	10.00	03/01/21	390	437,754
Federal National Mortgage Association
Pool 753914	5.50	12/01/33	4,418	4,719,208
Pool 761836	6.00	06/01/33	2,037	2,206,600
Pool 948362	6.50	08/01/37	3,712	4,002,236
Pool 650131	7.00	07/01/32	1,046	1,166,234
Pool 887431	7.50	08/01/36	304	333,382
Pool 398800	8.00	06/01/12	154	161,425
Pool 636449	8.50	04/01/32	1,075	1,237,259
Pool 458132	9.41	03/15/31	800	919,170

Total U.S. Government Agency Pass-Through Certificates (Cost – $18,139,597)				19,361,825
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost – $20,430,972)				21,651,705
ASSET-BACKED SECURITIES – 28.9%
Housing Related Asset-Backed Securities – 28.0%
ACE Securities Corp.
Series 2006-HE1, Class A2B [2,4,13]	0.37	02/25/36	5	5,234
Argent Securities Inc.
Series 2006-W5, Class A2B [2,4,13]	0.34	06/25/36	19	14,613
Asset-Backed Funding Certificates
Series 2005-AQ1, Class B1 [1,3,5]	5.75/6.25	06/25/35	993	33,448
Series 2005-AQ1, Class B2 [1,3,5]	5.75/6.25	06/25/35	1,050	17,325
Asset-Backed Securities Corp. Home Equity
Series 2006-HE3, Class A4 [2,4,13]	0.41	03/25/36	435	274,542
Series 2005-HE5, Class A1A [2,4,13]	0.51	06/25/35	979	969,442
Bear Stearns Asset-Backed Securities Trust
Series 2006-EC1, Class A2 [2,4,13]	0.46	12/25/35	392	385,914
Carrington Mortgage Loan Trust
Series 2006-FRE2, Class A2 [2,4,13]	0.36	10/25/36	711	556,560
Series 2006-NC4, Class A4 [2,4,13]	0.48	10/25/36	342	123,630
Countrywide Asset-Backed Certificates
Series 2006-26, Class 2A1 [2,4,13]	0.32	06/25/37	20	19,534
Series 2007-4, Class A2 [13]	5.53	09/25/37	647	575,544
Series 2006-15, Class A6 [13]	5.83	10/25/46	501	310,198
Credit-Based Asset Servicing and Securitization LLC
Series 2005-CB8, Class AF2 [3,13]	5.30/5.80	12/25/35	280	260,210

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments

November 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Fieldstone Mortgage Investment Corp.
Series 2006-3, Class 2A3 [2,4,13]	0.40%	11/25/36	$1,105	$387,136
First Franklin Mortgage Loan Asset-Backed Certificates
Series 2007-FF2, Class A2A 2,4,13	0.29	03/25/37	198	186,137
Fremont Home Loan Trust
Series 2006-B, Class 2A2 [2,4,13]	0.34	08/25/36	111	61,500
Green Tree
Series 2008-MH1, Class A3 [1,5]	8.97	04/25/38	1,374	1,420,102
GSAMP Trust
Series 2006-HE5, Class A2B [2,4,13]	0.34	08/25/36	214	187,747
Home Equity Loan Trust
Series 2007-FRE1, Class 2AV1 [2,4,13]	0.37	04/25/37	1,149	876,627
HSI Asset Securitization Corp. Trust
Series 2006-HE2, Class 2A1 [2,4,13]	0.29	12/25/36	374	259,528
IXIS Real Estate Capital Trust
Series 2006-HE3, Class A2 [2,4,13]	0.34	01/25/37	1,020	665,014
Series 2006-HE1, Class A3 [2,4,13]	0.44	03/25/36	177	157,228
JP Morgan Mortgage Acquisition Corp.
Series 2006-HE2, Class A3 [2,4,13]	0.34	07/25/36	700	647,939
Series 2007-CH1, Class AF1B [3,13]	5.94/6.44	10/25/36	52	51,407
Long Beach Mortgage Loan Trust
Series 2005-3, Class 2A2 [2,4,13]	0.52	08/25/45	321	299,752
Merrill Lynch First Franklin Mortgage Loan Trust
Series 2007-2, Class A2A [2,4,13]	0.35	05/25/37	520	496,235
Mid-State Trust
Series 2004-1, Class M2	8.11	08/15/37	1,016	980,861
Morgan Stanley ABS Capital I, Inc.
Series 2007-HE2, Class A2A [2,4,13]	0.28	01/25/37	120	113,156
Series 2006-HE6, Class A2B [2,4,13]	0.34	09/25/36	665	547,438
Series 2006-WMC2, Class A2C [2,4,13]	0.39	07/25/36	2,010	709,838
Series 2006-HE1, Class A3 [2,4,13]	0.42	01/25/36	743	616,866
Option One Mortgage Loan Trust
Series 2007-2, Class 3A1 [2,4,13]	0.33	03/25/37	49	47,858
Series 2006-2, Class 2A2 [2,4,13]	0.34	07/25/36	955	792,842
Series 2005-4, Class A3 [2,4,13]	0.50	11/25/35	1,114	958,049
Residential Asset Mortgage Products Inc.
Series 2007-RS2, Class A1 [2,4,13]	0.36	05/25/37	44	41,022
Residential Asset Securities Corp.
Series 2006-KS7, Class A2 [2,4,13]	0.34	09/25/36	90	86,478
Series 2005-KS12, Class A2 [2,4,13]	0.49	01/25/36	868	787,696
Securitized Asset-Backed Receivables LLC Trust
Series 2005-FR5, Class A1A [2,4,13]	0.53	08/25/35	375	351,976
Series 2005-HE1, Class A1A [1,2,4,5,13]	0.54	10/25/35	175	171,819
Soundview Home Equity Loan Trust
Series 2006-EQ1, Class A3 [2,4,13]	0.40	10/25/36	935	454,655
Specialty Underwriting & Residential Finance
Series 2006-BC3, Class A2B [2,4,13]	0.33	06/25/37	622	538,101
Series 2006-AB2, Class A2B [2,4,13]	0.34	06/25/37	16	15,852

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments

November 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Structured Asset Investment Loan Trust
Series 2005-8, Class A3 [2,4,13]	0.50%	10/25/35	$335	$330,255
Structured Asset Securities Corp.
Series 2006-BC3, Class A2 [2,4,13]	0.29	10/25/36	277	261,289
Washington Mutual Asset-Backed Certificates
Series 2006-HE5, Class 2A1 [2,4,13]	0.30	10/25/36	300	205,637

Total Housing Related Asset-Backed Securities (Cost – $21,742,725)				17,254,234

Non-Housing Related Asset-Backed Securities – 0.9%
Airplanes Pass Through Trust
Series 1R, Class A8 [2,4]
(Cost – $530,530)	0.61	03/15/19	543	513,598
Total ASSET-BACKED SECURITIES (Cost – $22,273,255)				17,767,832
COMMERCIAL MORTGAGE-BACKED SECURITIES – 22.3%
Banc of America Commercial Mortgage, Inc.
Series 2005-6, Class AJ [2]	5.35	09/10/47	1,090	857,004
Series 2007-2, Class L [1,5,6]	5.37	04/10/49	1,127	65,817
Series 2006-1, Class J [1,2,5,6]	5.78	09/10/45	1,000	25,000
Series 2007-2, Class K [1,2,5,6]	5.88	04/10/49	3,000	281,100
Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class K [1,5]	5.26	09/11/41	347	31,386
Series 2006-PW11, Class H [1,2,5]	5.46	03/11/39	1,100	172,128
Series 2007-PW16, Class AM [2,6]	5.91	06/11/40	654	457,800
Series 2006-PW13, Class H [1,2,5]	6.23	09/11/41	2,450	384,136
Series 1999-C1, Class D	6.53	02/14/31	2,500	2,331,275
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD2, Class J [1,2,5]	5.65	01/15/46	1,000	66,325
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L [1,5,6]	5.15	09/15/39	513	12,825
Series 2006-C4, Class M [1,5,6]	5.15	09/15/39	565	9,888
Series 2006-C1, Class K [1,2,5]	5.73	02/15/39	2,358	297,148
Series 2006-C4, Class K [1,2,5,6]	6.29	09/15/39	2,970	118,800
GE Capital Commercial Mortgage Corp.
Series 2002-2A, Class G [1,5]	6.04	08/11/36	3,000	2,837,040
Series 2002-2A, Class H [1,5]	6.31	08/11/36	2,000	1,795,020
GMAC Commercial Mortgage Corp.
Series 2006-C1, Class G [1,2,5]	5.61	11/10/45	2,500	399,858
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2003-LN1, Class G [1,2,5]	5.66	10/15/37	1,600	737,904
Series 2006-CB14, Class H [1,2,5]	5.72	12/12/44	1,211	139,304
Series 2007-CB18, Class G [1,2,5]	5.92	06/12/47	600	81,271
Series 2007-LD11, Class K [1,2,5,6]	6.01	06/15/49	1,879	28,185
LB-UBS Commercial Mortgage Trust
Series 2007-C7, Class AM [2,6]	6.37	09/15/45	430	301,000
Merrill Lynch Mortgage Trust
Series 2007-C1, Class AM [2]	6.02	06/12/50	60	40,368

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments

November 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I, Inc.
Series 2007-IQ13, Class AM	5.41%	03/15/44	$570	$395,915
Series 2004-HQ4, Class G [1,2,5]	5.53	04/14/40	1,000	404,439
Morgan Stanley ReREMIC Trust
Series 2009-GG10, Class A4B [1,2,5]	6.00	08/12/45	1,320	818,400
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class L [1,5]	5.13	04/15/47	1,788	85,339
Series 2005-C16, Class H [1,2,5]	5.68	10/15/41	2,000	559,440
Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $37,934,126)				13,734,115
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES – 17.6%
Subordinated Collateralized Mortgage Obligations – 17.6%
American Home Mortgage Investment Trust
Series 2005-2, Class 5A3 [3]	5.08/5.58	09/25/35	407	398,983
Banc of America Alternative Loan Trust
Series 2004-3, Class 30B4	5.50	04/25/34	929	39,894
Series 2004-3, Class 30B5	5.50	04/25/34	382	5,665
Banc of America Funding Corp.
Series 2005-2, Class B4 [2]	5.66	04/25/35	820	110,301
Series 2005-2, Class B5 [2]	5.66	04/25/35	499	1,248
Bank of America Mortgage Securities Inc.
Series 2004-A, Class B4 [2,6]	5.31	02/25/34	928	47,243
Series 2003-10, Class 1B4 [6]	5.50	01/25/34	481	267,705
Series 2002-10, Class 1B3	6.00	11/25/32	1,135	886,669
Series 2007-4, Class B3 [2]	6.18	12/28/37	242	9,272
Cendant Mortgage Corp.
Series 2002-4, Class B1	6.50	07/25/32	1,850	1,741,617
Series 2002-4, Class B2	6.50	07/25/32	740	673,242
Series 2002-4, Class B3	6.50	07/25/32	432	380,153
Series 2002-4, Class B4	6.50	07/25/32	247	216,667
Series 2002-4, Class B5	6.50	07/25/32	185	153,907
Series 2002-4, Class B6 [1,5,6]	6.50	07/25/32	247	127,687
Conseco Finance Securitizations Corp.
Series 2001-4, Class A4	7.36	09/01/33	175	179,429
Countrywide Alternative Loan Trust
Series 2006-OC8, Class 2A2A [2,4]	0.36	11/25/36	780	382,379
Series 2005-28CB, Class 3A5	6.00	08/25/35	416	316,512
Countrywide Home Loan Mortgage Pass Through Trust
Series 2003-J13, Class B3 [2]	5.23	01/25/34	335	63,670
Series 2003-J13, Class B5 [2]	5.23	01/25/34	201	10,051
Series 2005-28, Class A1	5.50	12/25/35	297	270,578
Series 2007-11, Class B2	6.00	08/25/37	64	190
Series 2007-17, Class B1 [2,6]	6.19	10/25/37	561	1,233
First Horizon Mortgage Pass-Through Trust
Series 2005-4, Class B4 [1,2,5]	5.45	07/25/35	394	17,745
Series 2005-5, Class B4 [1,2,5]	5.46	10/25/35	359	8,976
Greenpoint Mortgage Funding Trust
Series 2006-AR5, Class A1A [2,4]	0.32	10/25/46	181	156,435

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments

November 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust
Series 2004-5, Class 3A2 [2]	4.68%	05/25/34	$331	$325,403
Harborview Mortgage Loan Trust
Series 2005-1, Class B4 [1,2,4,5]	1.99	03/19/35	365	4,890
Series 2005-2, Class B4 [1,2,4,5]	1.99	05/19/35	737	1,843
Series 2005-9, Class B11 [1,2,4,5]	1.99	06/20/35	459	27,300
JP Morgan Mortgage Trust
Series 2003-A1, Class B4 [2]	4.43	10/25/33	527	61,940
Series 2006-S4, Class A6	6.00	01/25/37	42	40,509
RAAC Series
Series 2005-SP1, Class M3 [2]	5.51	09/25/34	299	86,412
Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B2	5.25	02/25/34	397	69,270
Series 2003-S7, Class B2	5.50	05/25/33	256	43,550
Series 2003-S7, Class B3 [10]	5.50	05/25/33	423	25,354
Resix Finance Limited Credit-Linked Note
Series 2005-C, Class B7 [1,2,5,6]	3.34	09/10/37	1,871	124,264
Series 2004-C, Class B7 [1,2,5]	3.74	09/10/36	885	239,021
Series 2006-C, Class B9 [1,2,5,6]	4.39	07/15/38	1,487	12,308
Series 2004-B, Class B8 [1,2,5,6]	4.99	02/10/36	690	193,637
Series 2003-CB1, Class B8 [1,2,5,6]	6.99	06/10/35	565	301,493
Series 2004-B, Class B9 [1,2,5]	8.49	02/10/36	1,056	411,927
Series 2004-A, Class B10 [1,2,5,6]	11.74	02/10/36	410	104,682
Structured Asset Securities Corp.
Series 2005-6, Class B5 [2]	5.32	05/25/35	470	1,175
Series 2005-6, Class B6 [2,6]	5.32	05/25/35	168	17
WaMu Mortgage Pass Through Certificates
Series 2005-AR2, Class B10 [1,2,4,5]	1.44	01/25/45	1,177	5,536
Series 2005-AR2, Class B9 [2,4]	1.44	01/25/45	558	5,581
Series 2002-AR12, Class B4 [2]	3.20	10/25/32	65	6,777
Series 2002-AR12, Class B5 [2]	3.20	10/25/32	49	3,704
Series 2002-AR12, Class B6 [2]	3.20	10/25/32	82	2,457
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-AR14, Class A2	5.39	08/25/35	680	678,287
Series 2002-10, Class B5	6.00	06/25/32	235	207,000
Series 2006-8, Class A11	6.00	07/25/36	806	745,652
Series 2006-10, Class A19	6.00	08/25/36	183	166,747
Series 2006-11, Class A19	6.00	09/25/36	562	500,254

Total Subordinated Collateralized Mortgage Obligations (Cost – $26,069,136)				10,864,441
Total NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $26,069,136)				10,864,441
Total Investments – 104.0% (Cost – $106,707,489)				64,018,093
Liabilities in Excess of Other Assets – (4.0)%				(2,441,293)

NET ASSETS – 100.0%				$61,576,800

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

OBJECTIVE AND STRATEGY

Helios Total Return Fund, Inc. (the “Fund”) is a diversified, closed-end fund whose primary investment objective is to provide high total return, including short and long-term capital gains and a high level of current income. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund’s investment objectives will be achieved.

Effective December 29, 2008, the Fund was renamed Helios Total Return Fund, Inc.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations, and an unanticipated default could cause the Fund to experience a reduction in the value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and the market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2009, Helios Total Return Fund, Inc. (NYSE: HTR) had a total return of 32.45%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $5.20 on November 30, 2009, the Fund’s shares had a dividend yield of 10.96%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The Fund’s NAV increased 12.11% over the 12-month period due to a substantial improvement in the prices of mortgage-backed securities. Though in early 2009, the stability of the financial system was still in question, several landmark actions by the U.S. government began to stabilize the system. These stabilization activities, which were targeted at the U.S. Agency MBS markets, also had positive repercussions in the broader securitization markets.

FIXED INCOME MARKET ENVIRONMENT

While fundamental factors, including the prospects for a) U.S. housing demand and b) lending to consumers, remain weak, the distress and illiquidity that gripped the markets late last year has subsided. The U.S. government’s balance sheet has been used effectively to quell the panic in the financial markets through quantitative easing. Additionally, through government loan modification programs and through state and national foreclosure moratoria, the flow of foreclosed homes onto the market for sale has been more limited. These changes have resulted in a much improved sentiment with respect to prospects for home price changes, most recently with four consecutive months of home price appreciation. Finally, there are several programs to aid liquidity in the securitized markets including TALF (Term Asset-Backed Loan Facility) and PPIP (Public-Private Investment Program). These programs have paved the way for a strong new issue market in asset-backed securities, a burgeoning new issue market in CMBS, and a more stable secondary market overall.

2009 Annual Report

HELIOS TOTAL RETURN FUND, INC.

The efforts undertaken by the government underscore a commitment to a banking system and a mortgage system that need stability and liquidity. As such, we believe the government’s objectives are first, to maintain a stable market for liquid securities and second, to improve consumer confidence and housing demand. These objectives may also result in a housing bottom in 2010. Despite the more recent home price improvements, we believe that the winter months and rising interest rates are likely to push home prices down somewhat more nationally. Nationally, through the third quarter of 2009, home prices were down more than 32% from their peak in the fourth quarter of 2006 and in certain regions, home prices were down over 55% over the same period. We also expect commercial real estate prices to continue to decline in 2010 before beginning their recovery.

Unemployment levels, which are currently high, are a key driver of non-payment on mortgage debt and we have seen some of the positive leading indicators necessary to believe that GDP growth is possible at a level that can begin to reduce the level of unemployment gradually. That said, there remains an incredibly high level of stimulus, including near 0% short term interest rates, that is still supporting the economy. We believe the Federal Reserve is likely to remain accommodative over the next 12 months, to the extent that reasonable economic growth is achieved. This is a key to the recovery.

We have begun to see small improvements in demand for housing, some of which is due to the tax credit afforded to first time homebuyers, the remainder of which is due to dramatically improved affordability. That said, credit provision remains limited as lending standards are historically tight. Improvements in lending will be a key to the housing recovery. We continue to believe that the securitized markets price in more conservative forward expectations than most other sectors.

PORTFOLIO STRATEGY

As of November 30, 2009, the Fund had a 41.5% allocation to Agency MBS. These securities are high-quality, liquid securities backed by the U.S. government and its agencies. The Agency MBS are backed first by the credit of the underlying mortgages and second by the corporate guarantee of the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). This corporate guarantee was further backed by the U.S. government during 2008, and we remain comfortable with these holdings from a credit perspective. That said, we believe the prices of Agency MBS and U.S. Treasury securities have increased to levels that are not likely sustainable over the longer term, given that the main purchasers through 2009 were the U.S. Federal Reserve and the Treasury. The buying program of the Federal Reserve is expected to terminate in March 2010 while that of the Treasury ended December 31, 2009, and we believe the level of prices and of yield spreads are not likely to hold beyond these programs. As such, we are likely to reduce the Agency MBS holdings as we approach the terminus of the government and Fed program.

The Fund had a 13.6% allocation to CMBS as of November 30, 2009. Prices of commercial real estate began falling 12-18 months after residential real estate prices and through November 30, 2009 have fallen more. The industry delinquency rates are substantially higher than one year ago, and CMBS securities have suffered from declining liquidity. Certain securities within CMBS have begun to recover and this recovery has been led by those senior securities eligible for TALF and for PPIP. The Fund’s holdings, while generally more seasoned, are also more junior in the capital structure and we believe remain undervalued currently.

Approximately 11.1% of the Fund was invested in non-Agency RMBS as of November 30, 2009. This portion of the portfolio had below-investment grade holdings, which were severely penalized in terms of both price and liquidity. However, many of the Fund’s holdings in this sector are from the 2002 to 2005 vintage, which refers to the year in which the loans were originated. These vintages historically have performed better than the 2006 and 2007 vintages from a delinquency and prepayment perspective. As a result, these securities have fewer credit difficulties than securities from either the 2006 or 2007 vintages. While this sector has been challenged by weaker fundamentals and onerous market conditions, we continue to like holding these exposures.

As of November 30, 2009, approximately 63.8% of the Fund’s securities were rated investment grade, while only approximately 36.2% of the Fund’s securities were rated below-investment grade. Of the below-investment grade securities, approximately one-third represents the corporate high yield exposure.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

As of November 30, 2009, the Fund had 15.6% exposure to high yield corporate securities, one of the best performing sectors across all markets during 2009. Many corporations benefitted from the opening of the market for new high yield issuance during 2009. Because of this access to capital, companies were able to refinance maturing debt. As a result, our outlook for the sector is that the rate of defaults should drop off from its 2009 peak. As such, we anticipate the better quality high yield corporate securities will continue to see yield spread tightening over the near-term as yield spreads remain higher than the historical yield spread range.

Our corporate credit exposure was focused on companies with strong balance sheets, manageable debt maturities and those with a high likelihood of being able to access capital. Industry themes have played a secondary role. This selectivity in determining the Fund’s credit exposure resulted in very few holdings in the lowest rated part of the high yield market (CCC and lower). While the lowest rated part of the sector did outperform the highest rated part of the sector in 2009, yield spreads for the lowest rated part of the sector had widened the most prior to that point. That said, our current view would be to selectively increase the Fund’s holdings in BB and B rated securities in the current environment.

There are substantial opportunities in the current markets, such as in the corporate high yield sector, and among the senior classes of CMBS or non-Agency RMBS. We look to take advantage of these opportunities in early 2010, as we reduce our Agency MBS exposure. One positive sign is that financing terms have begun to reappear for non-Agency MBS and CMBS. The Fund primarily utilizes reverse repurchase agreements and credit default swaps to obtain leverage. As of November 30, 2009, the Fund’s leverage was 9.0%. Leverage was trimmed during the period by reducing exposure to CMBS credit default swaps. In general, the cost of leverage and access to leverage improved over the period.

As of November 30, 2009, the Fund, inclusive of the effect of leverage, was managed with an average net duration of 2.8 years.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Some funds may utilize leveraging to seek to enhance the yield and net asset value of their common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the fund and the market price of the fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

All opinions and views expressed herein constitute Brookfield Investment Management’s judgments as of the date hereof and may change at any time without notice.

2009 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio Characteristics (Unaudited)

November 30, 2009

PORTFOLIO STATISTICS

Annualized dividend yield[1]	10.96%

Weighted average coupon	5.88%

Average effective maturity	3.08 years

Percentage of leveraged assets	8.98%

Total number of holdings	252

CREDIT QUALITY

AAA[2]	50%

AA	4%

A	3%

BBB	6%

BB	14%

B	10%

Below B	13%
Total	100%

ASSET ALLOCATION3

U.S. Government & Agency Obligations	32%

Asset-Backed Securities	19%

Commercial Mortgage-Backed Securities	11%

Non-Agency Residential Mortgage-Backed Securities	9%

Interest-Only Securities	5%

High Yield Corporate Bonds	12%

Short Term Investments	12%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the November 30, 2009 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 41.5%
U.S. Government Agency Collateralized Mortgage Obligations – 3.5%
Federal Home Loan Mortgage Corporation Series 3617, Class C [14]	4.50%	06/25/37	$4,800	$4,778,880
Federal National Mortgage Association Series 1997-79, Class PL	6.85	12/18/27	604	672,905
Series 1998-W6, Class B3 [1,5]	7.09	10/25/28	751	508,536

Total U.S. Government Agency Collateralized Mortgage Obligations (Cost – $6,034,699)				5,960,321

U.S. Government Agency Pass-Through Certificates – 38.0%
Federal Home Loan Mortgage Corporation Pool C53494	7.50	06/01/31	49	55,570
Pool C59641	8.00	10/01/31	350	402,681
Pool C58516	8.00	09/01/31	131	151,074
Pool C56878	8.00	08/01/31	117	134,449
Pool C60423	8.50	10/01/31	118	136,979
Pool C55166	8.50	07/01/31	211	244,789
Pool C55167	8.50	07/01/31	74	86,408
Pool C55168	8.50	07/01/31	79	91,960
Pool C55169	8.50	07/01/31	68	78,699
Pool G01466	9.50	12/01/22	1,064	1,196,993
Pool 555538	10.00	03/01/21	635	699,909
Federal National Mortgage Association	5.00	TBA	10,000	10,453,120
Federal National Mortgage Association	6.00	TBA	25,000	26,734,375
Pool 555933 [9]	7.00	06/01/32	5,297	5,911,600
Pool 645912	7.00	06/01/32	997	1,107,504
Pool 645913	7.00	06/01/32	1,191	1,322,881
Pool 896391	7.50	06/01/36	1,575	1,725,571
Pool 885034	7.50	05/01/36	1,124	1,231,253
Pool 735576	7.50	11/01/34	2,103	2,395,895
Pool 255053	7.50	12/01/33	329	372,170
Pool 545990 [9]	7.50	04/01/31	2,025	2,302,719
Pool 827853	7.50	10/01/29	402	457,495
Pool 789284	7.50	05/01/17	287	299,337
Pool 784369	7.50	07/01/13	200	212,384
Pool 887694	8.00	06/01/36	295	324,502
Pool 735800	8.00	01/01/35	1,177	1,352,617
Pool 398800	8.00	06/01/12	302	317,806
Pool 545436	9.00	10/01/31	488	566,555
Pool 852865 [9]	9.00	07/01/20	1,516	1,740,354
Pool 458132	9.41	03/15/31	1,738	1,998,577

Total U.S. Government Agency Pass-Through Certificates (Cost – $62,423,535)				64,106,226
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost – $68,458,234)				70,066,547

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
ASSET-BACKED SECURITIES – 24.3%
Housing Related Asset-Backed Securities – 22.6%
125 Home Loan Owner Trust Series 1998-1A, Class M2 [1,3,5,6]	8.25/8.75%	02/15/29	$130	$117,166
Access Financial Manufactured Housing Contract Trust Series 1995-1, Class B1	7.65	05/15/21	8,037	6,593,391
Argent Securities Inc. Series 2006-W5, Class A2B [2,4,13]	0.34	06/25/36	39	29,697
Asset-Backed Funding Certificates Series 2005-AQ1, Class B1 [1,3,5]	5.75/6.25	06/25/35	1,986	66,896
Series 2005-AQ1, Class B2 [1,3,5]	5.75/6.25	06/25/35	2,087	34,436
Asset-Backed Securities Corp. Home Equity Series 2006-HE3, Class A4 [2,4,13]	0.41	03/25/36	873	550,939
Carrington Mortgage Loan Trust Series 2006-FRE2, Class A2 [2,4,13]	0.36	10/25/36	1,426	1,116,187
Series 2006-NC4, Class A4 [2,4,13]	0.48	10/25/36	787	284,493
Conseco Financial Corp. Series 1998-3, Class A6	6.76	03/01/30	2,228	2,157,964
Series 1997-6, Class A9	7.55	01/15/29	1,666	1,722,751
Countrywide Asset-Backed Certificates Series 2006-26, Class 2A1 [2,4,13]	0.32	06/25/37	41	39,293
Series 2007-4, Class A2 [13]	5.53	09/25/37	1,488	1,323,662
Series 2006-15, Class A6 [13]	5.83	10/25/46	1,131	700,862
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF2 [3,13]	5.30/5.80	12/25/35	560	520,420
Fieldstone Mortgage Investment Corp. Series 2006-3, Class 2A3 [2,4,13]	0.40	11/25/36	2,215	776,023
First Franklin Mortgage Loan Asset-Backed Certificates Series 2007-FF2, Class A2A [2,4,13]	0.29	03/25/37	457	428,507
Fremont Home Loan Trust Series 2006-B, Class 2A2 [2,4,13]	0.34	08/25/36	221	122,598
Green Tree Series 2008-MH1, Class A3 [1,5]	8.97	04/25/38	3,521	3,637,917
GSAMP Trust Series 2006-HE5, Class A2B [2,4,13]	0.34	08/25/36	414	364,098
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 [2,4,13]	0.37	04/25/37	2,597	1,982,003
HSI Asset Securitization Corp Trust Series 2006-HE2, Class 2A1 [2,4,13]	0.29	12/25/36	248	172,196
IXIS Real Estate Capital Trust Series 2006-HE1, Class A3 [2,4,13]	0.44	03/25/36	356	316,735
JP Morgan Mortgage Acquisition Corp. Series 2007-CH1, Class AF1B [3,13]	5.94/6.44	10/25/36	104	102,815
Long Beach Mortgage Loan Trust Series 2005-3, Class 2A2 [2,4,13]	0.52	08/25/45	642	598,569
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-2, Class A2A [2,4,13]	0.35	05/25/37	69	65,540
Mid-State Trust Series 10, Class B	7.54	02/15/36	1,299	1,187,097

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Series 2004-1, Class M2	8.11%	08/15/37	$2,032	$1,961,723
Morgan Stanley ABS Capital Inc. Series 2007-HE2, Class A2A [2,4,13]	0.28	01/25/37	272	255,674
Series 2006-HE6, Class A2B [2,4,13]	0.34	09/25/36	1,325	1,090,760
Series 2006-WMC2, Class A2C [2,4,13]	0.39	07/25/36	4,030	1,423,207
Series 2006-HE1, Class A3 [2,4,13]	0.42	01/25/36	1,483	1,231,568
Option One Mortgage Loan Trust Series 2007-2, Class 3A1 [2,4,13]	0.33	03/25/37	114	110,225
Series 2005-4, Class A3 [2,4,13]	0.50	11/25/35	848	729,261
Residential Asset Mortgage Products Inc. Series 2007-RS2, Class A1 [2,4,13]	0.36	05/25/37	102	94,164
Residential Asset Securities Corp. Series 2006-KS7, Class A2 [2,4,13]	0.34	09/25/36	178	170,945
Securitized Asset-Backed Receivables LLC Trust Series 2005-FR5, Class A1A [2,4,13]	0.53	08/25/35	580	544,090
Series 2005-HE1, Class A1A [1,2,4,5,13]	0.54	10/25/35	347	340,569
Soundview Home Equity Loan Trust Series 2006-EQ1, Class A3 [2,4,13]	0.40	10/25/36	2,624	1,275,951
Specialty Underwriting & Residential Finance Series 2006-BC3, Class A2B [2,4,13]	0.33	06/25/37	1,244	1,076,202
Series 2006-AB2, Class A2B [2,4,13]	0.34	06/25/37	32	31,775
Structured Asset Securities Corp. Series 2006-BC3, Class A2 [2,4,13]	0.29	10/25/36	554	522,579
Series 2005-6, Class B5 [2]	5.32	05/25/35	940	2,350
Series 2005-6, Class B6 [2,6]	5.32	05/25/35	336	34
Vanderbilt Mortgage Finance, Inc. Series 2001-B, Class A5	6.96	09/07/31	2,000	1,914,146
Washington Mutual Asset-Backed Certificates Series 2006-HE5, Class 2A1 [2,4,13]	0.30	10/25/36	600	411,274

Total Housing Related Asset-Backed Securities (Cost – $48,371,387)				38,198,752

Non-Housing Related Asset-Backed Securities – 0.3%
Airplanes Pass Through Trust Series 1R, Class A8 [2,4]	0.61	03/15/19	620	586,969
Securitized Multiple Asset Rated Trust Series 1997-2, Class A [6,12]	0.00	10/01/12	2,263	1

Total Non-Housing Related Asset-Backed Securities (Cost – $616,333)				586,970

Franchise Securities – 0.1%
Franchisee Loan Receivable Trust Series 1995-B, Class A [1,2,5,6]
(Cost – $677,199)	10.25	10/01/15	677	135,711

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Debt Obligations – 1.3%
Anthracite CDO I Limited
Series 2002-CIBA, Class CFL [1,2,5]
(Cost – $5,000,000)	1.49%	05/24/37	$5,000	$2,250,000
Total ASSET-BACKED SECURITIES (Cost – $54,664,919)				41,171,433
COMMERCIAL MORTGAGE-BACKED SECURITIES – 13.6%
Banc of America Commercial Mortgage Inc.
Series 2005-6, Class AJ [2]	5.35	09/10/47	2,450	1,926,293
Series 2006-2, Class J [1,5,6]	5.48	05/10/45	332	27,773
Series 2007-2, Class K [1,2,5,6]	5.88	04/10/49	5,000	468,500
Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class J [1,5]	5.26	09/11/41	896	102,520
Series 2006-PW13, Class K [1,5]	5.26	09/11/41	693	62,681
Series 2006-PW11, Class H [1,2,5]	5.46	03/11/39	1,700	266,016
Series 2007-PW16, Class AM [2,6]	5.91	06/11/40	1,825	1,277,500
Series 2007-T28, Class F [1,2,5]	6.18	09/11/42	250	55,884
Series 2006-PW13, Class H [1,2,5]	6.23	09/11/41	4,083	640,174
Series 1999-C1, Class D	6.53	02/14/31	5,000	4,662,550
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD2, Class J [1,2,5]	5.65	01/15/46	1,000	66,325
Commercial Mortgage Lease-Backed Certificates
Series 2001-CMLB, Class A1 [1,5]	6.75	06/20/31	1,389	1,493,576
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C5, Class J [1,5]	4.65	11/15/37	1,000	230,000
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L [1,5,6]	5.15	09/15/39	684	17,100
Series 2006-C4, Class M [1,5,6]	5.15	09/15/39	754	13,195
Series 2007-C2, Class A3	5.54	01/15/49	44	34,415
Series 2006-C1, Class K [1,2,5]	5.73	02/15/39	4,715	594,170
Series 2006-C4, Class K [1,2,5,6]	6.29	09/15/39	4,950	198,000
GS Mortgage Securities Corp II
Series 2007-GG10, Class A4 [2]	5.81	08/10/45	1,848	1,521,222
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP9, Class A3	5.34	05/15/47	665	560,116
Series 2006-CB14, Class H [1,2,5]	5.72	12/12/44	2,300	264,574
Series 2007-CB18, Class G [1,2,5]	5.92	06/12/47	1,200	162,542
Series 2007-LD11, Class J [1,2,5]	6.01	06/15/49	511	21,337
Series 2007-LD11, Class K [1,2,5,6]	6.01	06/15/49	939	14,085
LB-UBS Commercial Mortgage Trust
Series 2002-C2, Class L [1,5]	5.68	07/15/35	5,300	2,213,317
Series 2007-C7, Class AM [2,6]	6.17	09/15/45	1,200	840,000
LNR CDO V Limited
Series 2007-1A, Class F [1,2,5]	1.69	12/26/49	3,750	18,750
Merrill Lynch Mortgage Trust
Series 2007-C1, Class AM [2]	5.83	06/12/50	170	114,376

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I
Series 2007-IQ13, Class AM	5.41%	03/15/44	$1,600	$1,111,341
Series 2006-T21, Class H [1,2,5]	5.43	10/12/52	1,500	220,349
Series 2006-IQ11, Class J [1,5]	5.53	10/15/42	256	12,550
Series 2007-HQ13, Class A3	5.57	12/15/44	357	296,192
Series 2007-T27, Class G 1,2,5	5.80	06/11/42	501	47,570
Morgan Stanley ReREMIC Trust
Series 2009-GG10, Class A4B [1,2,5]	5.81	08/12/45	3,700	2,294,000
Wachovia Bank Commercial Mortgage Trust
Series 2005-C16, Class H [1,2,5]	5.68	10/15/41	4,000	1,118,880
Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $60,515,820)				22,967,873
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES – 11.1%
Subordinated Collateralized Mortgage Obligations – 11.1%
American Home Mortgage Investment Trust
Series 2005-2, Class 5A3 [3]	5.08/5.58	09/25/35	1,043	1,023,034
Banc of America Funding Corp.
Series 2003-3, Class B4 [2]	5.47	10/25/33	766	344,376
Series 2003-3, Class B5 [2]	5.47	10/25/33	766	272,340
Series 2003-3, Class B6 [2]	5.47	10/25/33	769	51,802
Banc of America Mortgage Securities, Inc.
Series 2005-4, Class B4	5.50	05/25/35	510	116,982
Series 2005-4, Class B5 [6]	5.50	05/25/35	383	2,687
Series 2005-4, Class B6 [6]	5.50	05/25/35	255	25
Series 2005-5, Class 30B4 [6]	5.50	06/25/35	749	2,918
Series 2005-5, Class 30B5 [6]	5.50	06/25/35	565	1,411
Series 2005-5, Class 30B6 [6]	5.50	06/25/35	11	1
Series 2007-4, Class B3 [2]	6.18	12/28/37	483	18,544
Series 2001-4, Class 1B3	6.75	04/20/31	956	791,073
Conseco Finance Securitizations Corp.
Series 2001-4, Class A4	7.36	09/01/33	464	476,843
Countrywide Alternative Loan Trust
Series 2006-OC8, Class 2A2A [2,4]	0.36	11/25/36	1,950	955,946
Series 2005-28CB, Class 3A5	6.00	08/25/35	1,169	888,124
Countrywide Home Loan Mortgage Pass Through Trust
Series 2003-J13, Class B3 [2]	5.23	01/25/34	336	63,816
Series 2003-J13, Class B4 [2]	5.23	01/25/34	503	60,396
Series 2003-J13, Class B5 [2]	5.23	01/25/34	201	10,032
Series 2003-57, Class B3	5.50	01/25/34	427	171,732
Series 2005-28, Class A1	5.50	12/25/35	685	623,058
Series 2007-11, Class B2	6.00	08/25/37	128	381
Series 2007-17, Class B1 [2,6]	6.19	10/25/37	1,194	2,627
First Horizon Mortgage Pass-Through Trust
Series 2005-4, Class B5 [1,2,5]	5.45	07/25/35	394	9,858
Series 2005-4, Class B6 [1,2,5]	5.45	07/25/35	197	1,481
First Republic Mortgage Loan Trust
Series 2000-FRB1, Class B3 [2]	0.74	06/25/30	152	78,853

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Greenpoint Mortgage Funding Trust
Series 2006-AR5, Class A1A [2,4]	0.32%	10/25/46	$416	$360,250
GSR Mortgage Loan Trust
Series 2004-5, Class 3A2 [2]	4.68	05/25/34	663	651,289
Harborview Mortgage Loan Trust
Series 2005-1, Class B4 [1,2,4,5]	1.99	03/19/35	733	9,820
Series 2005-2, Class B4 [1,2,4,5]	1.99	05/19/35	1,474	3,686
Series 2005-9, Class B11 [1,2,4,5]	1.99	06/20/35	767	45,613
JP Morgan Mortgage Trust
Series 2003-A2, Class B4 [2]	4.34	11/25/33	447	154,247
Series 2006-S4, Class A6	6.00	01/25/37	89	85,474
Merrill Lynch Mortgage Investors Trust
Series 2006-AF1, Class AF2B	6.25	08/25/36	2,628	2,026,896
RESI Finance LP
Series 2004-B, Class B5 [1,2,5]	1.79	02/10/36	3,013	1,084,750
Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B1	5.25	02/25/34	528	126,528
Series 2004-S1, Class B3	5.25	02/25/34	193	9,348
Series 2003-S7, Class B2	5.50	05/25/33	543	92,267
Series 2003-S7, Class B3 [10]	5.50	05/25/33	774	46,458
Series 2003-S2, Class B1 [1,5,6]	5.75	02/25/33	243	94,563
Series 2007-S7, Class M2	6.00	07/25/37	125	1,605
Resix Finance Limited Credit-Linked Notes
Series 2005-C, Class B7 [1,2,5,6]	3.34	09/10/37	3,743	248,529
Series 2004-C, Class B7 [1,2,5]	3.74	09/10/36	1,328	358,532
Series 2003-D, Class B7 [1,2,5,6]	5.99	12/10/35	1,530	680,853
Series 2003-CB1, Class B8 [1,2,5,6]	6.99	06/10/35	1,130	602,985
Series 2006-C, Class B11 [1,2,5,6]	7.49	07/15/38	992	13,089
Series 2006-C, Class B12 [1,2,5,6]	9.49	07/15/38	59	166
Series 2004-A, Class B10 [1,2,5,6]	11.74	02/10/36	717	183,193
WaMu Mortgage Pass Through Certificates
Series 2005-AR2, Class B9 [2,4]	1.44	01/25/45	1,116	11,162
Series 2003-S1, Class B4 [1,5]	5.50	04/25/33	255	158,997
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-AR14, Class A2	5.39	08/25/35	1,537	1,531,931
Series 2004-6, Class B4 [6]	5.50	06/25/34	1,591	358,340
Series 2004-6, Class B5	5.50	06/25/34	955	28,636
Series 2004-6, Class B6	5.50	06/25/34	338	1,688
Series 2002-10, Class B6 [6]	6.00	06/25/32	314	168,842
Series 2006-8, Class A11	6.00	07/25/36	1,854	1,715,950
Series 2006-10, Class A19	6.00	08/25/36	511	464,983
Series 2006-11, Class A19	6.00	09/25/36	1,577	1,403,278

Total Subordinated Collateralized Mortgage Obligations (Cost – $40,464,486)				18,692,288
Total NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $40,464,486)				18,692,288

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INTEREST-ONLY SECURITIES – 5.9%
Banc of America Commercial Mortgage Inc.
Series 2003-1, Class XP2 [1,2,5,11]	1.44%	09/11/36	$37,340	$162,617
Commercial Mortgage Pass Through Certificates
Series 2001-J2A, Class EIO [1,2,5,11]	3.87	07/16/34	10,000	2,243,870
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C1, Class X1 [1,2,5,11]	0.56	05/10/36	74,001	3,030,861
GS Mortgage Securities Corp. II
Series 2001-ROCK, Class X1 [1,2,5,11]	0.19	05/03/18	239,473	680,583
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP5, Class X1 [1,2,5,11]	0.07	12/15/44	310,727	1,110,537
Vendee Mortgage Trust
Series 1997-2, Class IO [2,11]	0.06	06/15/27	22,920	26,588
Wachovia Bank Commercial Mortgage Trust
Series 2002-C2, Class IO1 [1,2,5,11]	1.54	11/15/34	72,534	2,660,999
Total INTEREST-ONLY SECURITIES (Cost – $9,658,416)				9,916,055
HIGH YIELD CORPORATE BONDS – 15.6%
Basic Industry – 2.1%
AK Steel Corp.	7.75	06/15/12	400	402,000
Arch Western Finance LLC	6.75	07/01/13	400	398,000
Buckeye Technologies Inc.	8.50	10/01/13	400	409,000
Cascades Inc. [1,5].	7.75	12/15/17	100	99,250
Domtar Corp.	10.75	06/01/17	400	464,000
Freeport McMoRan Copper & Gold	8.38	04/01/17	400	431,500
Steel Dynamics Inc.	6.75	04/01/15	350	339,500
United States Steel Corp.	7.00	02/01/18	350	337,556
Verso Paper Holdings LLC/Verso Paper Inc.	9.13	08/01/14	300	276,000
Westlake Chemical Corp.	6.63	01/15/16	400	379,000

Total Basic Industry (Cost – $3,428,410)				3,535,806

Capital Goods – 1.7%
Alliant Techsystems Inc.	6.75	04/01/16	300	296,250
CNH America LLC.	7.25	01/15/16	650	632,125
L-3 Communications Corp.	6.13	01/15/14	500	497,500
Mueller Water Products Inc.	7.38	06/01/17	250	225,000
Owens-Illinois Inc.	7.80	05/15/18	400	401,000
Terex Corp.	7.38	01/15/14	400	393,000
Texas Industries Inc.	7.25	07/15/13	250	241,875
Trinity Industries Inc.	6.50	03/15/14	250	250,000

Total Capital Goods (Cost – $2,949,760)				2,936,750

Consumer Cyclical – 2.8%
ACE Hardware Corp. [1,5]	9.13	06/01/16	400	428,000
Collective Brands Inc.	8.25	08/01/13	400	400,000
Couche-Tard U.S. LP	7.50	12/15/13	400	404,500

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
FireKeepers Development Authority [1,5]	13.88%	05/01/15	$250	$280,000
Ford Motor Credit Co. LLC	7.00	10/01/13	400	390,484
Freedom Group Inc. [1,5]	10.25	08/01/15	100	106,875
Levi Strauss & Co.	9.75	01/15/15	400	419,000
MGM Mirage Inc. [1,5]	10.38	05/15/14	400	427,000
MTR Gaming Group Inc. [1,5]	12.63	07/15/14	270	250,425
Phillips-Van Heusen Corp.	7.25	02/15/11	400	401,500
Pokagon Gaming Authority [1,5]	10.38	06/15/14	373	388,853
Seneca Gaming Corp.	7.25	05/01/12	400	392,000
TRW Automotive Inc. [1,5]	7.25	03/15/17	400	370,000

Total Consumer Cyclical (Cost – $4,555,875)				4,658,637

Consumer Non-Cyclical – 1.5%
B&G Foods Inc.	8.00	10/01/11	500	508,750
Constellation Brands Inc.	7.25	05/15/17	400	404,000
Corrections Corporation of America	7.75	06/01/17	500	520,000
Deluxe Corp.	7.38	06/01/15	400	386,000
Stater Brothers Holdings	8.13	06/15/12	400	402,000
SUPERVALU Inc.	7.50	05/15/12	400	413,000

Total Consumer Non-Cyclical (Cost – $2,567,980)				2,633,750

Energy – 3.9%
Chesapeake Energy Corp.	6.88	01/15/16	400	384,000
CONSOL Energy Inc	7.88	03/01/12	250	265,000
El Paso Corp.	6.88	06/15/14	500	492,500
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp	6.75	05/01/14	400	384,000
Frontier Oil Corp.	6.63	10/01/11	400	400,000
Hercules Offshore Inc.[1,5]	10.50	10/15/17	350	353,500
Newfield Exploration Co.	6.63	09/01/14	500	496,250
Peabody Energy Corp.	6.88	03/15/13	500	505,000
Pioneer Natural Resources Co.	6.65	03/15/17	500	484,523
Plains Exploration & Production Co.	7.63	06/01/18	400	390,000
Quicksilver Resources Inc.	11.75	01/01/16	400	444,500
Range Resources Corp.	7.50	05/15/16	400	402,000
SESI LLC	6.88	06/01/14	400	390,000
Southwestern Energy Co.	7.50	02/01/18	500	516,250
The Williams Companies Inc. Credit Linked Certificate Trust V [1,5]	6.38	10/01/10	250	255,764
Whiting Petroleum Corp.	7.25	05/01/13	400	402,000

Total Energy (Cost – $6,431,513)				6,565,287

Industrials – 0.2%
Solo Cup Co. [1,5] (Cost – $403,461)	10.50	11/01/13	400	421,000

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Media – 0.5%
Charter Communications Operating LLC [1,5,8]	10.38%	04/30/14	$400	$407,000
Mediacom Broadband LLC	8.50	10/15/15	400	396,000

Total Media (Cost – $807,765)				803,000

Services Cyclical – 1.0%
AMC Entertainment Inc.	8.75	06/01/19	400	407,000
ARAMARK Corp.	8.50	02/01/15	400	401,000
Iron Mountain Inc.	8.38	08/15/21	500	511,250
United Rentals North America Inc.	9.25	12/15/19	300	294,750

Total Services Cyclical (Cost – $1,589,512)				1,614,000

Services Non-Cyclical – 0.4%
HCA Inc.	9.25	11/15/16	250	264,375
Service Corp. International	6.75	04/01/16	400	384,000

Total Services Non-Cyclical (Cost – $652,545)				648,375

Technology & Electronics – 0.3%
Flextronics International Limited	6.25	11/15/14	217	210,490
Sungard Data Systems Inc.	4.88	01/15/14	400	368,500

Total Technology & Electronics (Cost – $580,936)				578,990

Telecommunications – 1.2%
Centennial Communications Corp./Cellular Operating Co LLC.	8.13	02/01/14	400	415,000
Cincinnati Bell Inc.	8.38	01/15/14	400	397,500
Frontier Communications Corp.	6.25	01/15/13	400	393,000
Lamar Media Corp.	6.63	08/15/15	400	380,000
Windstream Corp.	7.00	03/15/19	400	373,000

Total Telecommunications (Cost—$1,952,416)				1,958,500
Total HIGH YIELD CORPORATE BONDS (Cost – $25,920,173)				26,354,095
SHORT TERM INVESTMENTS – 16.1%
Federal Home Loan Bank Discount Notes [7]	0.03	12/02/09	7,200	7,199,994
Federal National Mortgage Discount Notes [7]	0.04	12/01/09	20,000	20,000,000
Total SHORT TERM INVESTMENTS (Cost – $27,199,994)				27,199,994
Total Investments – 128.1% (Cost – $286,882,042)				216,368,285
Liabilities in Excess of Other Assets – (28.1)%				(47,461,213)

NET ASSETS – 100.0%				$168,907,072

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report

HELIOS FUNDS

Notes to Portfolios of Investments

November 30, 2009

The following notes should be read in conjunction with the accompanying Portfolios of Investments.

1	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, normally to qualified institutional buyers. As of November 30, 2009, the total value of all such investments was as follows:

Fund	Value	% of Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$12,574,756	20.42%
Helios Total Return Fund, Inc.	34,888,348	20.66

2	—	Variable Rate Security – Interest rate shown is the rate in effect as of November 30, 2009.
3	—	Security is a “step up” bond where the coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
4	—	Security is a “step up” bond where the coupon increases or steps up at a predetermined date. At that date the coupon increases to LIBOR plus a predetermined margin.
5	—	Private Placement.
6	—	Security is valued in good faith pursuant to the fair value procedures adopted by the Boards of Directors. As of November 30, 2009 the total value of all such securities was:

Fund	Value	% of Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$2,480,684	4.03%
Helios Total Return Fund, Inc.	5,469,294	3.24

7	—	Zero-Coupon Note – Interest rate represents current yield to maturity.
8	—	Company filed for Chapter 11 bankruptcy protection and has defaulted on regularly scheduled interest payments on subordinated debt. The Fund owns senior debt issued by this Company that continues to receive income payments.
9	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 6)
10	—	Represents a class of subordinated mortgage-backed securities (First Loss Bonds) that are the first to receive credit losses on the underlying mortgage pools and will continue to receive the credit losses until the subordinated class is paid off.
11	—	Interest rate is based on the notional amount of the underlying mortgage pools.
12	—	Issuer is currently in default on its regularly scheduled interest payment.
13	—	Investment in subprime security. As of November 30, 2009, the total value of all such investments was:

Fund	Value	% of Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$14,802,498	24.04%
Helios Total Return Fund, Inc.	18,802,881	11.13

14	—	When-issued security. A security that has been authorized but not yet issued.
TBA	—	To Be Announced.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Assets and Liabilities

November 30, 2009

	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.
Assets:
Investments in securities, at value (Note 2)	$64,018,093	$189,168,291
Investment in short term securities, at value	—	27,199,994

Total investments	64,018,093	216,368,285
Cash	2,197,596	3,238,500
Interest receivable	455,685	1,719,914
Receivable for TBA transactions	5,072,265	10,144,531
Principal paydown receivable	78,189	178,201
Prepaid expenses	6,164	15,607

Total assets	71,827,992	231,665,038

Liabilities:
Reverse repurchase agreements (Note 6)	2,768,000	9,213,096
Interest payable for reverse repurchase agreements (Note 6)	161	1,283
Payable for investments purchased	—	1,112,418
Payable for TBA transactions	5,029,297	47,275,260
Payable for when-issued and delayed delivery investments purchased	2,299,712	4,897,934
Payable for variation margin	—	2,221
Investment advisory fee payable (Note 4)	33,052	90,812
Administration fee payable (Note 4)	10,170	27,942
Accrued expenses	110,800	137,000

Total liabilities	10,251,192	62,757,966

Net Assets	$61,576,800	$168,907,072

Composition of Net Assets:
Capital stock, at par value ($0.01, 50,000,000 shares authorized for each Fund) (Note 7)	$101,516	$309,142
Additional paid-in capital (Note 7)	142,247,006	285,576,344
Accumulated net realized loss on investment transactions, swap contracts and futures transactions	(38,082,326)	(46,462,436)
Net unrealized depreciation on investment transactions and futures transactions	(42,689,396)	(70,515,978)

Net assets applicable to capital stock outstanding	$61,576,800	$168,907,072

Total investments at cost	$106,707,489	$286,882,042

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	10,151,629	30,914,188
Net asset value per share	$6.07	$5.46

See Notes to Financial Statements.

2009 Annual Report

HELIOS FUNDS

Statements of Operations

For the Fiscal Years Ended November 30, 2009

	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.
Investment Income (Note 2):
Interest	$6,724,059	$18,104,143

Expenses:
Investment advisory fees (Note 4)	381,828	1,027,790
Administration fees (Note 4)	123,486	322,254
Directors’ fees	92,900	100,587
Audit and tax services	82,000	87,252
Insurance	59,843	168,184
Legal fees	54,357	121,538
Custodian	50,425	46,134
Report to stockholders	40,570	76,433
Transfer agent fees	27,773	44,498
Registration fees	24,195	31,172
Miscellaneous	2,733	19,140

Total operating expenses	940,110	2,044,982
Interest expense on reverse repurchase agreements (Note 6)	10,777	223,768

Total expenses	950,887	2,268,750

Net investment income	5,773,172	15,835,393

Net Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 8):
Net realized gain (loss) on:
Investment transactions	(2,786,656)	(9,263,951)
Swap contracts	(26,199,493)	(18,134,809)
Futures transactions	179,081	764,060

Net realized loss on investment transactions, swap contracts and futures transactions	(28,807,068)	(26,634,700)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	8,077,744	30,727,820
Swap contracts	23,511,811	16,338,312
Futures transactions	(57,220)	(282,220)

Net change in unrealized appreciation (depreciation) on investment transactions, swap contracts and futures transactions	31,532,335	46,783,912

Net realized and unrealized gain on investment transactions, swap contracts and futures transactions	2,725,267	20,149,212

Net increase in net assets resulting from operations	$8,498,439	$35,984,605

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Changes in Net Assets

For the Fiscal Years Ended November 30,

	Helios Strategic Mortgage Income Fund, Inc.		Helios Total Return Fund, Inc.
	2009	2008	2009	2008
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$5,773,172	$8,265,698	$15,835,393	$18,746,108
Net realized loss on investment transactions, swap contracts and futures transactions	(28,807,068)	(847,922)	(26,634,700)	(611,191)
Net change in unrealized appreciation (depreciation) on investment transactions, swap contracts and futures transactions	31,532,335	(50,311,565)	46,783,912	(86,980,355)

Net increase (decrease) in net assets resulting from operations	8,498,439	(42,893,789)	35,984,605	(68,845,438)

Distributions to Stockholders (Note 2):
Net investment income	(6,214,464)	(9,639,486)	(17,613,837)	(22,462,870)
Return of capital	(1,139,406)	(774,161)	—	—

Total distributions paid	(7,353,870)	(10,413,647)	(17,613,837)	(22,462,870)

Capital Stock Transactions (Note 7):
Reinvestment of dividends and distributions	83,975	23,950	96,020	307,690

Total increase (decrease) in net assets	1,228,544	(53,283,486)	18,466,788	(91,000,618)

Net Assets:
Beginning of year	60,348,256	113,631,742	150,440,284	241,440,902

End of year	$61,576,800	$60,348,256	$168,907,072	$150,440,284

(including undistributed (distributions in excess of) net investment income of)	$—	$(11,346)	$—	$1,086,563

Share Transactions:
Reinvested shares	14,429	3,094	18,392	42,096

See Notes to Financial Statements.

2009 Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended November 30, 2009

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$8,498,439
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(39,640,738)
Proceeds from disposition of long-term portfolio investments and principal paydowns	66,487,742
Sales of short-term portfolio investments, net	8,964,090
Decrease in interest receivable	92,188
Increase in receivable for investments sold	(5,072,265)
Decrease in principal paydown receivable	93,632
Decrease in variation margin receivable	21,570
Increase in prepaid expenses	(6,164)
Decrease in interest payable for reverse repurchase agreements	(3,553)
Increase in payable for investments purchased	7,329,009
Decrease in investment advisory fee payable	(2,952)
Decrease in administration fee payable	(1,575)
Decrease in accrued expenses	(17,811)
Net amortization and paydown gains on investments	(685,220)
Unrealized appreciation on investments	(8,077,744)
Unrealized appreciation on swaps	(23,511,811)
Net realized loss on investment transactions	2,786,656

Net cash provided by operating activities	17,253,493

Cash flows used for financing activities:
Net cash used for reverse repurchase agreements	(7,882,000)
Dividends paid to stockholders, net of reinvestments	(7,269,895)

Net cash used for financing activities	(15,151,895)

Net change in cash	2,101,598
Cash at beginning of year	95,998

Cash at end of year	$2,197,596

Supplemental Disclosure of Cash Flow Information:

Interest payments for the fiscal year ended November 30, 2009, totaled $14,330.

Non-cash financing activities included reinvestment of dividends of $83,975.

Cash at the beginning of the year includes $93,050 received for margin requirements on futures contracts.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended November 30, 2009

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$35,984,605
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(139,311,402)
Proceeds from disposition of long-term portfolio investments and principal paydowns	166,162,853
Purchases of short-term portfolio investments, net	(10,618,518)
Decrease in interest receivable	336,085
Increase in receivable for investments sold	(10,144,531)
Increase in principal paydown receivable	(155,225)
Decrease in net swap premiums paid	1,660,000
Decrease in prepaid expenses	5,192
Decrease in variation margin receivable	68,227
Increase in variation margin payable	2,221
Decrease in interest payable for reverse repurchase agreements	(27,629)
Increase in payable for investments purchased	53,285,612
Increase in investment advisory fee payable	2,798
Increase in administration fee payable	206
Increase in accrued expenses	8,818
Decrease in due to broker for margin requirement on swap contracts	(2,284,000)
Net amortization and paydown gains on investments	(29,585)
Unrealized appreciation on investments	(30,727,820)
Unrealized appreciation on swaps	(16,338,312)
Net realized loss on investment transactions	9,263,951

Net cash provided by operating activities	57,143,546

Cash flows used for financing activities:
Net cash used for reverse repurchase agreements	(36,644,904)
Dividends paid to stockholders, net of reinvestments	(17,517,817)

Net cash used for financing activities	(54,162,721)

Net change in cash	2,980,825
Cash at beginning of year	257,675

Cash at end of year	$3,238,500

Supplemental Disclosure of Cash Flow Information:

Interest payments for the fiscal year ended November 30, 2009, totaled $251,397.

Non-cash financing activities included reinvestment of dividends of $96,020.

Cash at the beginning of the year includes $251,700 received for margin requirements on futures contracts.

See Notes to Financial Statements.

2009 Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended November 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of year	$5.95	$11.21	$14.15	$14.05	$14.56

Net investment income	0.58	0.82	0.97	0.92	1.16
Net realized and unrealized gain (loss) on investment transactions, futures transactions and swap contracts	0.27	(5.05)	(2.83)	0.26	(0.46)

Net increase (decrease) in net asset value resulting from operations	0.85	(4.23)	(1.86)	1.18	0.70

Net effect of shares repurchases	—	—	0.00 *	—	—

Dividends from net investment income	(0.62)	(0.95)	(1.08)	(1.08)	(1.21)
Return of capital distributions	(0.11)	(0.08)	—	—	—

Total dividends and distributions paid	(0.73)	(1.03)	(1.08)	(1.08)	(1.21)

Net asset value, end of year	$6.07	$5.95	$11.21	$14.15	$14.05

Market price, end of year	$6.28	$5.54	$9.98	$14.08	$12.70

Total Investment Return†	28.31%	(36.98)%	(22.54)%	20.36%	(5.20)%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$61,577	$60,348	$113,632	$143,498	$142,531
Operating expenses	1.60%	1.54%	1.23%	1.18%	1.24%
Interest expense	0.02%	0.70%	0.94%	1.87%	1.45%
Total expenses	1.62%	2.24%	2.17%	3.05%	2.69%
Net investment income	9.83%	9.11%	7.41%	6.60%	8.05%
Portfolio turnover rate	55%	21%	101%	93%	46%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

*	Rounds to less than $0.01.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Financial Highlights

	For the Fiscal Year Ended November 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of year	$4.87	$7.83	$9.13	$8.90	$9.15

Net investment income	0.51	0.60	0.71	0.66	0.79
Net realized and unrealized gain (loss) on Investment transactions, futures transactions and swap contracts	0.65	(2.83)	(1.27)	0.29	(0.21)

Net increase (decrease) in net asset value resulting from operations	1.16	(2.23)	(0.56)	0.95	0.58

Net effect of shares repurchases	—	—	0.00 *	—	—

Dividends from net investment income	(0.57)	(0.73)	(0.74)	(0.72)	(0.83)

Net asset value, end of year	$5.46	$4.87	$7.83	$9.13	$8.90

Market price, end of year	$5.20	$4.40	$7.17	$9.19	$8.22

Total Investment Return†	32.45%	(30.87)%	(14.79)%	21.37%	(12.63)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$168,907	$150,440	$241,441	$281,704	$274,210
Operating expenses	1.29%	1.26%	1.08%	1.14%	1.08%
Interest expense	0.14%	0.79%	1.21%	1.76%	1.41%
Total expenses	1.43%	2.05%	2.29%	2.90%	2.49%
Net investment income	10.01%	9.09%	8.11%	7.36%	8.68%
Portfolio turnover rate	73%	15%	48%	81%	43%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

*	Rounds to less than $0.01.

See Notes to Financial Statements.

2009 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2009

1. The Funds

Helios Strategic Mortgage Income Fund, Inc. (the “Helios Strategic Mortgage Income Fund”) (formerly The Hyperion Brookfield Strategic Mortgage Income Fund, Inc.) and Helios Total Return Fund, Inc. (the “Helios Total Return Fund”) (formerly The Hyperion Brookfield Total Return Fund, Inc.) (each, a “Fund,” and collectively, the “Funds” or the “Helios Funds”) were each incorporated under the laws of the State of Maryland on May 17, 2002 and May 26, 1989, respectively. Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

Brookfield Investment Management Inc. (formerly Hyperion Brookfield Asset Management, Inc.), (the “Advisor”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and serves as investment advisor to the Funds.

The investment objective of the Helios Strategic Mortgage Income Fund is to provide a high level of current income by investing primarily in mortgage-backed securities. The investment objective of the Helios Total Return Fund is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurances can be given that each Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or, if not valued by an independent pricing service, using prices obtained from at least two active and reliable market makers in any such security. A security may, however, be priced using a quote obtained from a single active market maker, as the case may be. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures adopted by, and under the supervision of, each Fund’s Board of Directors. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of each Fund. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by an independent pricing service, or other source(s) of information of securities valuations (including, but not limited to, broker-dealers, Bloomberg or Reuters) is inaccurate.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2009

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider, among other things, the following factors, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Funds have established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Funds’ investments carried at fair value:

Helios Strategic Mortgage Income Fund, Inc.
Assets	U.S. Government & Agency Obligations	Asset- Backed Securities	Commercial Mortgage Backed Securities	Non-Agency Residential Mortgage Backed Securities	Total
Description:
Level 1 — Quoted Prices	$—	$—	$—	$—	$—
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	21,651,705	—	—	—	21,651,705
Level 3 — Significant Unobservable Inputs	—	17,767,832	13,734,115	10,864,441	42,366,388

Total	$21,651,705	$17,767,832	$13,734,115	$10,864,441	$64,018,093

2009 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2009

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Non-Agency Residential Mortgage- Backed Securities	Total
Balance as of November 30, 2008	$21,231,062	$9,177,118	$10,155,892	$40,564,072
Accrued Discounts (Premiums)	251,974	209,442	196,675	658,091
Realized Gain (Loss)	386,122	139,498	(3,516,920)	(2,991,300)
Change in Unrealized Appreciation (Depreciation)	846,139	3,301,655	10,651,034	14,798,828
Net Purchases (Sales)	(4,947,465)	906,402	(6,622,240)	(10,663,303)

Balance as of November 30, 2009	$17,767,832	$13,734,115	$10,864,441	$42,366,388

Change in unrealized gains or losses relating to assets still held at reporting date	$845,070	$3,358,634	$2,861,534	$7,065,238

The following is a reconciliation of liabilities in which significant unobservable inputs (Level 3) were used in determining fair value:

Other Financial Instruments*
Balance as of November 30, 2008	$(23,511,811)
Realized Loss	(26,199,493)
Change in Unrealized Appreciation (Depreciation)	23,511,811
Net Termination and Periodic Payments	26,199,493

Balance as of November 30, 2009	$—

*	Other financial instruments include futures and swap contracts, which are valued at the unrealized depreciation on the instrument.

Helios Total Return Fund, Inc.

Assets	U.S. Government & Agency Obligations	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Non- Agency Residential Mortgage- Backed Securities	Interest- Only Securities	High Yield Corporate Bonds	Short Term Investments	Total
Description:
Level 1 — Quoted Prices	$—	$—	$—	$—	$—	$—	$—	$—
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	70,066,547	—	—	—	26,588	21,690,458	27,199,994	118,983,587
Level 3 — Significant Unobservable Inputs	—	41,171,433	22,967,873	18,692,288	9,889,467	4,663,637	—	97,384,698

Total	$70,066,547	$41,171,433	$22,967,873	$18,692,288	$9,916,055	$26,354,095	$27,199,994	$216,368,285

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2009

Liabilities	Other Financial Instruments*
Description:
Level 1 — Quoted Prices	$(2,221)
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$(2,221)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	U.S. Government & Agency Obligations	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Non-Agency Residential Mortgage- Backed Securities	Interest- Only Securities	High Yield Corporate Bonds	Total
Balance as of November 30, 2008	$1,344,761	$39,843,086	$24,692,772	$7,617,086	$7,191,956	$20,409,839	$101,099,500
Accrued Discount (Premium)	(6,705)	503,337	449,443	647,854	(1,372,830)	26,112	247,211
Realized Gain (Loss)	—	(4,065,198)	457,838	(5,768,701)	(342,942)	(732,275)	(10,451,278)
Change in Unrealized Appreciation (Depreciation)	14	8,045,610	2,807,525	18,100,914	3,331,047	2,764,695	35,049,805
Net Purchases (Sales)	6,691	(3,155,402)	(5,439,705)	(1,904,865)	1,122,170	(5,339,318)	(14,710,429)
Net transfers in and/or out of Level 3	(1,344,761)	—	—	—	(39,934)	(12,465,416)	(13,850,111)

Balance as of November 30, 2009	$—	$41,171,433	$22,967,873	$18,692,288	$9,889,467	$4,663,637	$97,384,698

Change in unrealized gains or losses relating to assets still held at reporting date	$14	$3,641,448	$2,329,625	$9,505,611	$3,363,806	$996,888	$19,837,392

The following is a reconciliation of liabilities in which significant unobservable inputs (Level 3) were used in determining fair value:

Other Financial Instruments*
Balance as of November 30, 2008	$(16,338,312)
Realized Gain (Loss)	(18,134,809)
Change in Unrealized Appreciation (Depreciation)	16,338,312
Net Termination and Periodic Payments	18,134,809

Balance as of November 30, 2009	$—

*	Other financial instruments include futures and swap contracts, which are valued at the unrealized depreciation on the instrument.

2009 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2009

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest.

Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent they have not distributed all of their taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of November 30, 2009, the Funds have determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of November 30, 2009, open taxable years consisted of the taxable years ended November 30, 2006 through November 30, 2009. No examination of any of the Funds’ tax filings is currently in progress.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to the Funds are allocated among each Fund based upon relative net assets.

Dividends and Distributions: Each Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than the net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When-Issued Purchases and Forward Commitments: The Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Funds make the commitment to purchase securities on a when-issued or forward commitment basis, they will record the transactions and thereafter reflect the values of such securities in determining its net asset value. At the time the Funds enter into a transaction on a when-issued or forward commitment basis, the Advisor will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Funds will meet their obligations from securities that are then maturing or sales of

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2009

the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Funds dispose of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, they can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Funds may incur a loss. Settlements in the ordinary course are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

TBA Transactions: Each Fund may enter into to-be-announced (“TBA”) transactions to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. A TBA transaction is a purchase or sale of a U.S. government agency mortgage pass-through security for future settlement at an agreed upon date. The term “U.S. government agency pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). In the basic pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. TBA transactions increase the liquidity and pricing efficiency of transactions in such mortgage-backed securities since they permit similar mortgage-backed securities to be traded interchangeably pursuant to commonly observed settlement and delivery requirements. Proceeds of TBA transactions are not received until the contractual settlement date. Each Fund may use TBA transactions to acquire and maintain exposure to mortgage-backed securities in either of two ways. Typically, a Fund will enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is commonly known as a “TBA roll.” In a “TBA roll,” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. Alternatively, a Fund will enter into TBA agreements and settle such transactions on the stipulated settlement date by actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Unsettled TBA agreements are valued at the current market value of the underlying securities, according to the procedures described above under “Valuation of Investments.” Each TBA position is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.

TBA transactions outstanding at November 30, 2009 were as follows:

Purchases:

Helios Strategic Mortgage Income Fund, Inc.

Security Name	Interest Rate	Principal Amount	Current Payable
Federal National Mortgage Association	4.50%	$2,500,000	$2,504,844
Federal National Mortgage Association	4.50%	2,500,000	2,524,453

		Total	$5,029,297

Helios Total Return Fund, Inc.

Security Name	Interest Rate	Principal Amount	Current Payable
Federal National Mortgage Association	4.50%	$5,000,000	$5,009,688
Federal National Mortgage Association	4.50%	5,000,000	5,048,906
Federal National Mortgage Association	5.00%	10,000,000	10,455,729
Federal National Mortgage Association	6.00%	25,000,000	26,760,937

		Total	$47,275,260

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November 30, 2009

Sales:

Helios Strategic Mortgage Income Fund, Inc.

Security Name	Interest Rate	Principal Amount	Current Receivable
Federal National Mortgage Association	4.50%	$2,500,000	$2,533,750
Federal National Mortgage Association	4.50%	2,500,000	2,538,515

		Total	$5,072,265

Helios Total Return Fund, Inc.

Security Name	Interest Rate	Principal Amount	Current Receivable
Federal National Mortgage Association	4.50%	$5,000,000	$5,067,500
Federal National Mortgage Association	4.50%	5,000,000	5,077,031

		Total	$10,144,531

Cash Flow Information: Each Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

Each Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. A Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap agreements: Each Fund may enter into swap agreements to manage its exposure to various risks. An interest rate swap agreement involves the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A total rate of return swap agreement is a derivative contract in which one party (the receiver) receives the total return of a specific index on a notional amount of principal from a second party (the seller) in return for paying a funding cost, which is usually quoted in relation to the London Inter-Bank Offered Rate (“LIBOR”). During the life of the agreement, there are periodic exchanges of cash flows in which the index receiver pays the LIBOR based interest on the notional principal amount and receives (or pays if the total return is negative or spreads widen) the index total return on the notional principal amount. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer agrees to

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Notes to Financial Statements

November 30, 2009

periodically pay the seller a premium, generally expressed in terms of interest on a notional principal amount, over a specified period in exchange for receiving compensation from the seller when an underlying reference debt obligation or index of reference debt obligations is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/moratorium). The Funds will become protection sellers to take on credit risk in order to earn a premium. Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net payments on swap agreements are included as part of realized gain/loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, that there may be unfavorable changes in the fluctuation of interest rates or the occurrence of adverse credit events on reference debt obligations. At November 30, 2009, the Funds had no open swap agreements.

The following table sets forth the fair value of the Funds’ derivative instruments:

Helios Total Return Fund, Inc.
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities	Fair Value as of November 30, 2009	Average Notional Amount
Liabilities
Futures Contracts	Net unrealized depreciation on investment transactions, swap contracts and futures transactions	$(2,221)	$4,901,563

The following tables set forth the effect of derivative instruments on the Statement of Operations for the fiscal year ended November 30, 2009:

Helios Strategic Mortgage Income Fund, Inc.
Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gains (Losses) on Derivatives Recognized in Income	Change in Unrealized Gains (Losses) on Derivatives Recognized in Income
Futures contracts	Futures	$179,081	$(57,220)
Interest rate/Credit default swap contracts	Swap contracts	(26,199,493)	23,511,811

		$(26,020,412)	$23,454,591

Helios Total Return Fund, Inc.
Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gains (Losses) on Derivatives Recognized in Income	Change in Unrealized Gains (Losses) on Derivatives Recognized in Income
Futures contracts	Futures	$764,060	$(282,220)
Interest rate/Credit default swap contracts	Swap contracts	(18,134,809)	16,338,312

		$(17,370,749)	$16,056,092

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying

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HELIOS FUNDS

Notes to Financial Statements

November 30, 2009

assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

The Funds have investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Funds may be required to bear certain extraordinary expenses in order to protect and recover their investments in certain distressed securities. Therefore, to the extent the Funds seek capital growth through investment in such securities, the Funds’ ability to achieve current income for their stockholders may be diminished. The Funds are also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Funds, there can be no assurance that the securities or other assets received by the Funds in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Funds upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Funds’ participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Funds may be restricted from disposing of distressed securities.

4. Investment Advisory Agreements and Affiliated Transactions

Each Fund entered into separate Investment Advisory Agreements (the “Advisory Agreements”) with the Advisor under which the Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisory Agreements provide that each Fund shall pay the Advisor a monthly fee at an annual rate of 0.65% of each Fund’s average weekly net assets. During the fiscal year ended November 30, 2009, the Advisor earned $381,828 and $1,027,790 in investment advisory fees from Helios Strategic Mortgage Income Fund and Helios Total Return Fund, respectively.

Each Fund entered into separate Administration Agreements with the Advisor. The Advisor entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Advisor and Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Funds with administrative office facilities. For these services, each Fund shall pay to the Advisor a monthly fee at an annual rate of 0.20% of each Fund’s average weekly net assets. During the fiscal year ended November 30, 2009, the Advisor earned

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Notes to Financial Statements

November 30, 2009

$117,486 in administration fees from Helios Strategic Mortgage Income Fund and $316,243 in administration fees from Helios Total Return Fund. The Advisor is responsible for any fees due the Sub-Administrator, except for N-Q filing fees.

The Administration fees shown in the Statement of Operations includes expenses incurred for the N-Q filings, which amounted to $6,000 and $6,011 for Helios Strategic Mortgage Income Fund and Helios Total Return Fund, respectively.

Certain officers and/or directors of each Fund are officers and/or directors of the Advisor.

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, short sales and reverse repurchase agreements, for the fiscal year ended November 30, 2009, were as follows:

	Long-Term Securities		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
Helios Strategic Mortgage Income Fund, Inc.	$14,541,129	$15,375,410	$25,099,609	$51,112,332
Helios Total Return Fund, Inc.	51,962,183	45,903,847	87,349,219	120,259,006

For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

6. Borrowings

Each Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Funds unless, at the time they enter into a reverse repurchase agreement, they establish and maintain a segregated account with their custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). Each Fund has established and maintained such accounts for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At November 30, 2009, the Funds had the following reverse repurchase agreements outstanding:

	Helios Strategic Mortgage Income Fund, Inc.
Face Value	Description	Maturity Amount
$2,768,000	Credit Suisse, 0.30%, dated 11/24/09, maturity date 01/12/10	$2,769,130

	Maturity Amount, Including Interest Payable	$2,769,130

	Market Value of Assets Sold Under Agreements	$2,901,265

	Weighted Average Interest Rate	0.30%

2009 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2009

	Helios Total Return Fund, Inc.
Face Value	Description	Maturity Amount
$3,714,096	Barclays, 0.40%, dated 11/13/09, maturity date 01/07/10	$3,716,366
5,499,000	Credit Suisse, 0.29%, dated 11/16/09, maturity date 01/12/10	5,501,525

$9,213,096	Maturity Amount, Including Interest Payable	$9,217,891

	Market Value of Assets Sold Under Agreements	$9,954,673

	Weighted Average Interest Rate	0.33%

The average daily balance of reverse repurchase agreements outstanding during the fiscal year ended November 30, 2009, was approximately $3,451,797 at a weighted average interest rate of 0.31% for Helios Strategic Mortgage Income Fund and approximately $32,629,117 at a weighted average interest rate of 0.69% for Helios Total Return Fund.

The maximum amount of reverse repurchase agreements outstanding at any time during the year was $10,656,656, which was 14.72% of total assets, for Helios Strategic Mortgage Income Fund, and $46,592,940, which was 23.40%, of total assets for Helios Total Return Fund.

7. Capital Stock

Each Fund has 50 million shares of $0.01 par value common stock authorized. Of the 10,151,629 shares outstanding at November 30, 2009 for Helios Strategic Mortgage Income Fund, the Advisor owned 7,018 shares. Of the 30,914,188 shares outstanding at November 30, 2009 for Helios Total Return Fund, the Advisor owned 11,112 shares.

Each Fund is continuing their stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock of each Fund, or approximately 1.5 million of Helios Strategic Mortgage Income Fund’s shares and approximately 3.7 million of Helios Total Return Fund’s shares, are authorized for repurchase. The purchase prices may not exceed the then-current net asset values.

For the fiscal years ended November 30, 2009 and November 30, 2008, no shares were repurchased for either Fund. Since inception of the stock repurchase program for Helios Strategic Mortgage Income Fund, 10,000 shares have been repurchased at an aggregate cost of $97,478 and at an average discount of 16.11% to net asset value. All shares repurchased have been retired. Since inception of the stock repurchase program for Helios Total Return Fund, 2,119,740 shares have been repurchased at an aggregate cost of $18,809,905 and at an average discount of 13.20% to net asset value. All shares repurchased have been retired.

8. Financial Instruments

Each Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the fiscal year ended November 30, 2009, each Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

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Notes to Financial Statements

November 30, 2009

As of November 30, 2009, the following futures contracts were outstanding for Helios Total Return Fund:

Short:

Notional Amount	Type	Expiration Date	Cost at Trade Date	Value at November 30, 2009	Unrealized Appreciation/ (Depreciation)
$8,400,000	5 Year U.S. Treasury Note	March 2010	$9,850,339	$9,850,313	$26
5,800,000	10 Year U.S. Treasury Note	March 2010	6,954,128	6,956,375	(2,247)

$14,200,000			16,804,467	$16,806,688	$(2,221)

As of November 30, 2009, there were no futures contracts outstanding for Helios Strategic Mortgage Income Fund.

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

During the fiscal year ended November 30, 2009, (i) the tax character of the $7,353,870 of distributions paid was $6,214,464 from ordinary income and $1,139,406 from return of capital for Helios Strategic Mortgage Income Fund; and, (ii) the tax character of the $17,613,837 of distributions paid was from ordinary income for Helios Total Return Fund.

At November 30, 2009, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.
Capital loss carryforward[1]	$(38,082,326)	$(46,464,657)
Book basis unrealized depreciation	(42,689,396)	(70,515,978)
Plus: Cumulative timing differences	—	2,221

Tax basis unrealized depreciation on investments	(42,689,396)	(70,513,757)

Total tax basis net accumulated losses	$(80,771,722)	$(116,978,414)

During the fiscal year ended November 30, 2008, (i) the tax character of the $10,413,647 of distributions paid was $9,639,486 from ordinary income and $774,161 from return of capital for Helios Strategic Mortgage Income Fund; and, (ii) the tax character of the $22,462,870 of distributions paid was from ordinary income for Helios Total Return Fund.

[1]	To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Such capital loss carryforwards will expire as follows:

Expiring In:	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.
2010	$—	$3,566,846
2011	1,070,268	—
2013	1,251,786	2,216,675
2014	767,748	1,719,287
2015	928,622	3,792,571
2016	4,746,976	7,710,904
2017	29,316,926	27,458,374

2009 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2009

Federal Income Tax Basis: The federal income tax basis of each Fund’s investments at November 30, 2009 was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Helios Strategic Mortgage Income Fund, Inc.	$106,707,489	$1,712,078	$(44,401,474)	$(42,689,396)
Helios Total Return Fund, Inc.	286,882,042	4,590,595	(75,104,352)	(70,513,757)

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassifications, and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

At November 30, 2009, each Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below. These adjustments were primarily the result of the reclassifications related to current year paydowns gains/losses, swap interest income (expense) and the expiration of capital loss carryforward amounts in order to account for permanent book/tax differences and to present components of net assets on a tax basis. These adjustments have no effect on net assets or net asset value per share.

Fund	Undistributed/ (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Loss on Investments	Paid-In Capital
Helios Strategic Mortgage Income Fund, Inc.	$452,638	$(452,638)	$—
Helios Total Return Fund, Inc.	691,881	7,807,876	(8,499,757)

10. Indemnification

Each Fund enters into contracts that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11. Designation of Restricted Illiquid Securities

From time to time, the Funds may invest in restricted securities, which are securities that may be offered for public sale without first being registered under the Securities Act of 1933 (the “1933 Act”). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of November 30, 2009, the Funds held restricted securities as shown in the tables below that the Advisor has deemed illiquid pursuant to procedures adopted by the Funds’ Boards of Directors. Although recent instability in the markets has resulted in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors. The Funds do not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures described in Note 2 and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Helios Strategic Mortgage Income Fund, Inc.
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
Asset-Backed Funding Certificates Series 2005-AQ1, Class B1	5.75/6.25%	06/25/35	05/23/05	$923,648	$33,448	0.05%
Asset-Backed Funding Certificates Series 2005-AQ1, Class B2	5.75/6.25	06/25/35	05/23/05	983,015	17,325	0.03

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Notes to Financial Statements

November 30, 2009

Helios Strategic Mortgage Income Fund, Inc. (continued)
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
Banc of America Commercial Mortgage, Inc. Series 2006-1, Class J	5.78%	09/10/45	04/06/06	$958,154	$25,000	0.04%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class K	5.88	04/10/49	05/24/07	2,646,117	281,100	0.46
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class L	5.37	04/10/49	05/24/07	987,708	65,817	0.11
Bear Stearns Commercial Mortgage Securities Series 2006-PW11, Class H	5.46	03/11/39	03/08/06	1,035,203	172,128	0.28
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class H	6.23	09/11/41	09/13/06	2,428,761	384,136	0.62
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class K	5.26	09/11/41	09/13/06	301,741	31,386	0.05
Cendant Mortgage Corp. Series 2002-4, Class B6	6.50	07/25/32	07/26/02	132,008	127,687	0.21
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD2, Class J	5.65	01/15/46	02/27/06	941,237	66,325	0.11
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class K	6.29	09/15/39	09/21/06	2,960,606	118,800	0.19
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class L	5.15	09/15/39	09/21/06	458,516	12,825	0.02
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class M	5.15	09/15/39	09/21/06	497,981	9,888	0.02
Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class K	5.73	02/15/39	03/07/06	2,185,038	297,148	0.48
First Horizon Mortgage Pass-Through Trust Series 2005-4, Class B4	5.45	07/25/35	06/28/05	368,490	17,745	0.03
First Horizon Mortgage Pass-Through Trust Series 2005-5, Class B4	5.46	10/25/35	09/08/05	324,337	8,976	0.01
GE Capital Commercial Mortgage Corp. Series 2002-2A, Class G	6.04	08/11/36	08/07/02	3,001,920	2,837,040	4.61
GE Capital Commercial Mortgage Corp. Series 2002-2A, Class H	6.31	08/11/36	08/07/02	2,001,200	1,795,020	2.91
GMAC Commercial Mortgage Corp. Series 2006-C1, Class G	5.61	11/10/45	03/01/06	2,443,493	399,858	0.65
Green Tree Series 2008-MH1, Class A3	8.97	04/25/38	02/20/09- 03/03/09	1,095,926	1,420,102	2.31
Harborview Mortgage Loan Trust Series 2005-1, Class B4	1.99	03/19/35	02/11/05	333,115	4,890	0.01
Harborview Mortgage Loan Trust Series 2005-2, Class B4	1.99	05/19/35	03/22/05	669,926	1,843	0.00
Harborview Mortgage Loan Trust Series 2005-9, Class B11	1.99	06/20/35	10/03/07	393,072	27,300	0.04
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2003-LN1, Class G	5.66	10/15/37	09/24/03	1,601,632	737,904	1.20
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class H	5.72	12/12/44	03/02/06	1,160,253	139,304	0.23

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HELIOS FUNDS

Notes to Financial Statements

November 30, 2009

Helios Strategic Mortgage Income Fund, Inc. (continued)
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class G	5.92%	06/12/47	10/11/07	$505,860	$81,271	0.13%
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class K	6.01	06/15/49	06/28/07	1,647,928	28,185	0.04
Morgan Stanley Capital I, Inc. Series 2004-HQ4, Class G	5.53	04/14/40	03/01/06	977,291	404,439	0.66
Morgan Stanley ReREMIC Trust Series 2009-GG10, Class A4B	6.00	08/12/45	10/23/09	953,451	818,400	1.33
Resix Finance Limited Credit-Linked Note Series 2003-CB1, Class B8	6.99	06/10/35	12/22/04	565,127	301,493	0.49
Resix Finance Limited Credit-Linked Note Series 2004-A, Class B10	11.74	02/10/36	03/09/04	409,510	104,682	0.17
Resix Finance Limited Credit-Linked Note Series 2004-B, Class B8	4.99	02/10/36	05/21/04	689,502	193,637	0.31
Resix Finance Limited Credit-Linked Note Series 2004-B, Class B9	8.49	02/10/36	05/21/04	1,056,223	411,927	0.67
Resix Finance Limited Credit-Linked Note Series 2004-C, Class B7	3.74	09/10/36	09/23/04	885,264	239,021	0.39
Resix Finance Limited Credit-Linked Note Series 2005-C, Class B7	3.34	09/10/37	09/09/05	1,871,452	124,264	0.20
Resix Finance Limited Credit-Linked Note Series 2006-C, Class B9	4.39	07/15/38	09/14/06	1,487,351	12,308	0.02
Securitized Asset-Backed Receivables LLC Trust Series 2005-HE1, Class A1A	0.54	10/25/35	02/14/08	174,491	171,819	0.28
Wachovia Bank Commercial Mortgage Trust Series 2005-C16, Class H	5.68	10/15/41	01/19/05	1,984,474	559,440	0.91
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class L	5.13	04/15/47	05/11/07	1,565,142	85,339	0.14
WaMu Mortgage Pass-Through Certificates Series 2005-AR2, Class B10	1.44	01/25/45	01/20/05	1,042,231	5,536	0.01

					$12,574,756	20.42%

Helios Total Return Fund, Inc.
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
Anthracite CDO I Limited Series 2002-CIBA, Class CFL	1.49%	05/24/37	05/14/02	$5,000,000	$2,250,000	1.33%
Asset Backed Funding Certificates Series 2005-AQ1, Class B1	5.75/6.25	06/25/35	05/23/05	1,847,295	66,896	0.04
Asset Backed Funding Certificates Series 2005-AQ1, Class B2	5.75/6.25	06/25/35	05/23/05	1,953,860	34,436	0.02
Banc of America Commercial Mortgage Inc. Series 2003-1, Class XP2	1.44	09/11/36	03/31/03	163,028	162,617	0.10
Banc of America Commercial Mortgage Inc. Series 2006-2, Class J	5.48	05/10/45	06/12/06	294,557	27,773	0.02

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2009

Helios Total Return Fund, Inc. (continued)
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
Banc of America Commercial Mortgage Inc. Series 2007-2, Class K	5.88%	04/10/49	05/24/07	$4,410,195	$468,500	0.28%
Bear Stearns Commercial Mortgage Securities Series 2006-PW11, Class H	5.46	03/11/39	03/08/06	1,600,091	266,016	0.16
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class H	6.23	09/11/41	09/13/06	4,047,604	640,174	0.38
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class J	5.26	09/11/41	09/13/06	803,668	102,520	0.06
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class K	5.26	09/11/41	09/13/06	602,612	62,681	0.04
Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class F	6.18	09/11/42	10/11/07	223,192	55,884	0.03
Citigroup/Deutche Bank Commercial Mortgage Trust Series 2006-CD2, Class J	5.65	01/15/46	02/27/06	941,237	66,325	0.04
Commercial Mortgage Pass Through Certificates Series 2001-J2A, Class EIO	3.87	07/16/34	09/26/01	2,083,470	2,243,870	1.33
Commercial Mortgage Lease-Backed Certificates Series 2001-CMLB, Class A1	6.75	06/20/31	01/29/01	1,380,713	1,493,576	0.88
Credit Suisse First Boston Mortgage Series 2004-C5, Class J	4.65	11/15/37	12/16/04	906,873	230,000	0.14
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class K	6.29	09/15/39	09/21/06	4,934,343	198,000	0.12
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class L	5.15	09/15/39	09/21/06	611,355	17,100	0.01
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class M	5.15	09/15/39	09/21/06	664,562	13,195	0.01
Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class K	5.73	02/15/39	03/07/06	4,369,150	594,170	0.35
Federal National Mortgage Association Series 1998-W6, Class B3	7.09	10/25/28	12/22/98	636,424	508,536	0.30
First Horizon Mortgage Pass-Through Trust Series 2005-4, Class B5	5.45	07/25/35	06/28/05	315,534	9,858	0.00
First Horizon Mortgage Pass-Through Trust Series 2005-4, Class B6	5.45	07/25/35	06/28/05	97,936	1,481	0.00
Franchisee Loan Receivable Trust Series 1995-B, Class A	10.25	10/01/15	12/20/95	677,199	135,711	0.08
GMAC Commercial Mortgage Securities, Inc. Series 2003-C1, Class X1	0.56	05/10/36	05/22/03	2,943,947	3,030,861	1.79
GS Mortgage Securities Corp. II Series 2001-ROCK, Class X1	0.37	05/03/18	05/22/01	653,158	680,583	0.40
Green Tree Series 2008-MH1, Class A3	8.97	04/25/38	02/20/09- 03/03/09	2,807,819	3,637,917	2.15
Harborview Mortgage Loan Trust Series 2005-1, Class B4	1.99	03/19/35	02/11/05	668,873	9,820	0.00
Harborview Mortgage Loan Trust Series 2005-2, Class B4	1.99	05/19/35	03/22/05	1,339,628	3,686	0.00
Harborview Mortgage Loan Trust Series 2005-9, Class B11	1.99	06/20/35	10/03/07	656,763	45,613	0.03

2009 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2009

Helios Total Return Fund, Inc. (continued)
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class H	5.72%	12/12/44	03/02/06	$2,203,619	$264,574	0.16%
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5, Class X1	0.07	12/15/44	11/30/09	1,192,973	1,110,537	0.66
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class G	5.92	06/12/47	10/11/07	1,011,720	162,542	0.10
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class J	6.01	06/15/49	06/28/07	467,559	21,337	0.01
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class K	6.01	06/15/49	06/28/07	823,526	14,085	0.01
LB-UBS Commercial Mortgage Trust Series 2002-C2, Class L	5.68	07/15/35	06/26/02	4,882,016	2,213,317	1.31
LNR CDO V Limited Series 2007-1A, Class F	1.69	12/26/49	02/27/07	3,750,000	18,750	0.01
Morgan Stanley Capital I Series 2006-T21, Class H	5.43	10/12/52	04/06/06	1,398,014	220,349	0.13
Morgan Stanley Capital I Series 2006-IQ11, Class J	5.53	10/15/42	05/24/06	220,588	12,550	0.01
Morgan Stanley Capital I Series 2007-T27, Class G	5.80	06/11/42	07/19/07	429,390	47,570	0.03
Morgan Stanley ReREMIC Trust Series 2009-GG10, Class A4B	5.81	08/12/45	10/23/09	2,672,551	2,294,000	1.36
125 Home Loan Owner Trust Series 1998-1A, Class M2	8.25/8.75	02/15/29	07/29/98	129,975	117,166	0.07
RESI Finance LP Series 2004-B, Class B5	1.79	02/10/36	05/21/04	3,013,193	1,084,750	0.64
Residential Funding Mortgage Securities I, Inc. Series 2003-S2, Class B1	5.75	02/25/33	10/25/07	226,994	94,563	0.06
Resix Finance Limited Credit-Linked Notes Series 2003-CB1, Class B8	6.99	06/10/35	12/22/04	1,135,906	602,985	0.36
Resix Finance Limited Credit-Linked Notes Series 2003-D, Class B7	5.99	12/10/35	11/19/03	1,530,007	680,853	0.40
Resix Finance Limited Credit-Linked Notes Series 2004-A, Class B10	11.74	02/10/36	03/09/04	716,642	183,193	0.11
Resix Finance Limited Credit-Linked Notes Series 2004-C, Class B7	3.74	09/10/36	09/23/04	1,327,896	358,532	0.21
Resix Finance Limited Credit-Linked Notes Series 2005-C, Class B7	3.34	09/10/37	09/09/05	3,742,903	248,529	0.15
Resix Finance Limited Credit-Linked Notes Series 2006-C, Class B11	7.49	07/15/38	09/14/06	991,570	13,089	0.01
Resix Finance Limited Credit-Linked Notes Series 2006-C, Class B12	9.49	07/15/38	09/14/06	59,429	166	0.00
Wachovia Bank Commercial Mortgage Trust Series 2002-C2, Class IO1	0.63	11/15/34	10/30/02	2,564,115	2,660,999	1.57

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2009

Helios Total Return Fund, Inc. (continued)
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
Wachovia Bank Commercial Mortgage Trust Series 2005-C16, Class H	5.68%	10/15/41	01/19/05	$3,968,948	$1,118,880	0.66%
WaMu Mortgage Pass Through Certificates Series 2003-S1, Class B4	5.50	04/25/33	10/25/07	224,659	158,997	0.09

					$30,760,112	18.21%

12. New Accounting Pronouncements

In April 2009, the Financial Accounting Standards Board (“FASB”) issued additional guidance for estimating fair value when the volume and level of market activity has significantly decreased in relation to normal market activity for an asset or liability. This guidance also provides additional insight on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. This guidance is effective for fiscal periods and interim periods ending after June 15, 2009. All changes to the Funds’ accounting policies have been made in accordance with this guidance and incorporated for the current year as part of the notes to the financial statements.

In June 2009, an accounting standards codification (“Codification”) was established as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under federal securities laws are also sources of authoritative GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority. As of the effective date, the Codification has superseded all then-existing non-SEC accounting and reporting standards. Concurrently, all nongrandfathered, non-SEC accounting literature not included in the Codification has been deemed nonauthoritative. This Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and has determined that it did not have a significant impact on the determination or reporting of the Funds’ financial statements.

13. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, GAAP requires the disclosure of the date through which subsequent events have been evaluated.

Dividend: Each Fund’s Board of Directors declared the following dividends:

Fund	Dividend Per Share	Record Date	Payable Date
Helios Strategic Mortgage Income Fund, Inc.	$0.0725	12/16/09	12/24/09
Helios Strategic Mortgage Income Fund, Inc.	$0.1450	12/15/09	12/24/09
Helios Total Return Fund, Inc.	$0.0475	12/16/09	12/24/09

Fund	Dividend Per Share	Record Date	Payable Date
Helios Strategic Mortgage Income Fund, Inc.	$0.0725	01/22/10	01/28/10
Helios Total Return Fund, Inc.	$0.0475	01/22/10	01/28/10

Management has evaluated subsequent events in the preparation of the Fund’s financial statements through January 22, 2010, which is the date the financial statements will be issued.

2009 Annual Report

HELIOS FUNDS

Report of Independent Registered Public Accounting Firm

November 30, 2009

To the Stockholders and Board of Directors of

Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc. as of November 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc. as of November 30, 2009, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

January 22, 2010

Brookfield Investment Management Inc.

HELIOS FUNDS

Tax Information (Unaudited)

November 30, 2009

The Funds are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Funds’ fiscal year end (November 30, 2009) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that 15.5% and 0.0% of the distributions paid from net investment income for Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc., respectively, were reclassified as return of capital and are reflected as such in each Fund’s Statements of Changes in Net Assets and Financial Highlights.

Because the Funds’ fiscal years are not calendar years, another notification will be sent with respect to calendar 2009. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2010. Stockholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in each Fund.

2009 Annual Report

HELIOS FUNDS

Compliance Certifications (Unaudited)

November 30, 2009

On April 27, 2009, the Funds submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of that date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Brookfield Investment Management Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of Helios Strategic Mortgage Income Fund, Inc. (“HSM”) and Helios Total Return Fund, Inc. (“HTR”) (each, a “Fund” and collectively, the “Funds”).

Directors of the Funds

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Directors
Class I Directors to serve until 2012 Annual Meeting of Stockholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 73	Director since December 1998 (HTR) or June 2002 (HSM), Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (1998-Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-2008).	12

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 62	Director since April 2006, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	12

Disinterested Director
Class II Director to serve until 2010 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 66	Chairman Elected December 2003 Director since July 1989 (HTR) or June 2002 (HSM), Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-Present); Chairman of Board (2005-Present), Interim President and Chief Executive Officer of Crystal River Capital, Inc. (August 2009-Present); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-Present); Director of Apex Silver Mines Limited (2007-2009); General Partner of Resource Capital II and III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-Present).	12

2009 Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Directors of the Fund (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Director
Class III Director to serve until 2011 Annual Meeting of Stockholders

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 63	Director since September 2005, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	12

Interested Director
Class III Director to serve until 2011 Annual Meeting of Stockholders:

John J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 50	Director since May 2009 Elected for Three Year Term	Member of the Board of Directors (2002-Present), Chief Executive Officer (2007-Present), President (2006-Present) and Director of Marketing (1997-2006) of the Advisor; President (2008-Present) or Vice President (2007-2009) of several investment companies advised by the Advisor; Executive Vice President and Secretary of Crystal River Capital, Inc. (2005-2007).	12

*

Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Advisor of the Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc.

Brookfield Investment Management Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

John J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 50	President	Elected Annually Since May 2009	Please see “Information Concerning Directors”

Michelle Russell-Dowe* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 38	Vice President	Elected Annually Since September 2009	Portfolio Manager/Managing Director of the Advisor (2005-Present); Portfolio Manager/Director of the Advisor (2001-2005); Vice President of the Advisor (1999-2001).

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 53	Treasurer[1]	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of Brookfield Operations and Management Services LLC (2008-Present); Assistant Vice President of Managers Investment Group LLC (2004-2008); Vice President of Robeco Investment Management (1999-2004).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 41	Secretary	Elected Annually Since November 2006	Director, General Counsel and Secretary (2006-Present); Vice President and General Counsel (2006-Present) and Secretary (2007-Present) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-2006).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 34	Chief Compliance Officer (“CCO”)[2]	Elected Annually Since May 2009	CCO of several investment companies advised by the Advisor (May 2009- Present); Director and CCO of the Advisor (May 2009- Present); Vice President, Oppenheimer Funds, Inc. (2004-May 2009); Compliance Attorney, Goldman, Sachs & Co. (2003-2004).

2009 Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Lily Tjioe* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 31	Assistant Secretary	Elected Annually Since September 2009	Assistant Secretary of several investment companies advised by the Advisor (September 2009-Present). Assistant Vice President (2009-Present) and Associate (2007-2009) of the Advisor. Juris Doctor, Boston University School of Law (2004-2007); Analyst, Goldman, Sachs & Co. (2000-2004).

*

Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Advisor of the Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc.

[1]	Thomas F. Doodian served as the Funds’ Treasurer until April 2009.
[2]	Josielyne K. Pacifico served as the Funds’ CCO until March 2009. Lily Y. Tjioe served as the Funds’ Interim CCO from March 2009 to May 2009.

The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

Brookfield Investment Management Inc.

HELIOS FUNDS

Dividend Reinvestment Plan

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Funds pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Funds’ Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Funds declare a dividend or determine to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Funds otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Funds’ shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Funds’ shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Funds. The Funds will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Funds, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Funds. There are no brokerage commissions charged with respect to shares issued directly by the Funds. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

2009 Annual Report

CORPORATE INFORMATION

Investment Advisor and Administrator

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Funds’ transfer agent:

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

1-800-937-5449

Sub-Administrator

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul, Hastings, Janofsky and Walker LLP

75 East 55th Street

New York, New York, 10022

Custodian and Fund Accounting Agent

State Street Bank and Trust Company

2 Avenue De Lafayette

Lafayette Corporate Center

Boston, Massachusetts 02116

The Funds file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Funds’ proxy voting policies and procedures, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

1-800-497-3746

www.brookfieldim.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (800) 497-3746 or by writing to Secretary, Helios Total Return Fund, Inc., Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281-1010.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that four members serving on the Registrant’s audit committee are audit committee financial experts and they are Messrs. Robert F. Birch, Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore. Messrs. Birch, Drake, McFarland and Salvatore are each independent.

Item 4. Principal Accountant Fees and Services.

Audit Fees

For the fiscal year ended November 30, 2009, BBD, LLP (“BBD”) billed the Registrant aggregate fees of $58,000 for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders and included in the Registrant’s semi-annual report to shareholders.

For the fiscal year ended November 30, 2008, BBD billed the Registrant aggregate fees of $55,000 for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders and included in the Registrant’s semi-annual report to shareholders.

Tax Fees

For each of the fiscal year ended November 30, 2009 and November 30, 2008, BBD billed the Registrant aggregate fees of $7,000 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For each of the fiscal year ended November 30, 2009 and November 30, 2008, there were no Audit-related fees.

All Other Fees

For each of the fiscal year ended November 30, 2009 and November 30, 2008, there were no Other Fees.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Robert F. Birch, Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

ADOPTED BY HELIOS TOTAL RETURN FUND, INC.

NOVEMBER 2009

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A. Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”) provided in Appendix I attached hereto.

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests of its Clients.

2. Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

—

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

—	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

—	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

—

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

—

If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines and the Guidelines do not provide voting discretion to BIM, BIM will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that BIM has reasonably determined there is no conflict of interest on the part of the proxy voting agent; or

—

If neither of the previous two procedures provides an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Helios Funds”) describing:

—

any issues arising under these Policies and Procedures since the last report to the Helios Funds’ Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

—

any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds’ Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

—	these Policies and Procedures, as amended from time to time;

—	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

—	records of written client requests for proxy voting information and any written responses of BIM to such requests; and

—	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are attached as Appendix A.

Appendix A

U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 15, 2009

Copyright © 2009 by RiskMetrics Group.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of RiskMetrics 2009 proxy voting guidelines can be found in the Jan. 15, 2009, edition of the U.S. Proxy Voting Manual.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

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1. Operational Items:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Voting on Director1 Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD2 from individual directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

-	Degree to which absences were due to an unavoidable conflict;

1 RiskMetrics’ classification of directors can be found in U.S. Proxy Voting Guidelines Summary.

2 In general, companies with a plurality vote standard use “Withhold” as the valid opposition vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

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-	Pattern of absenteeism; and

-	Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•

The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

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•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

-	serves as liaison between the chairman and the independent directors;

-	approves information sent to the board;

-	approves meeting agendas for the board;

-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

-	has the authority to call meetings of the independent directors;

-	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

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•	All independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

-	Egregious compensation practices;

-	Multiple related-party transactions or other issues putting director independence at risk;

-	Corporate and/or management scandals;

-	Excessive problematic corporate governance provisions; or

-	Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

•	a classified board structure;

•	a supermajority vote requirement;

•	majority vote standard for director elections with no carve out for contested elections;

•	the inability of shareholders to call special meetings;

•	the inability of shareholders to act by written consent;

•	a dual-class structure; and/or

•	a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

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•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

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Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

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•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

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Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•

The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

•	Egregious employment contracts—Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements:

-	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

-	Reimbursement of income taxes on executive perquisites or other payments;

-	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

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Abnormally large bonus payouts without justifiable performance linkage or proper disclosure—Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts:

-	Inclusion of additional years of service not worked that result in significant payouts;

-	Inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package:

-	Excessive “make whole” provisions;

-	Any of the poor pay practices listed in this policy;

•	Excessive severance and/or change in control provisions:

-	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

-	Payments upon an executive’s termination in connection with performance failure;

-	Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

-

New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

-	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

-	New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

-	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Poor disclosure practices:

-	Unclear explanation of how the CEO is involved in the pay setting process;

-	Retrospective performance targets and methodology not discussed;

-	Methodology for benchmarking practices and/or peer group not disclosed and explained;

•	Internal Pay Disparity:

-	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.

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Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:

•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•

Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

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•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for

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two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-	Rigorous stock ownership guidelines, or

-	A holding period requirement coupled with a significant long-term ownership requirement, or

-	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

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Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:

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•

The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

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•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager

As of January 30, 2010, Michelle Russell-Dowe is responsible for the day to day management of the Registrant’s portfolio. Ms. Russell-Dowe joined the Adviser in 1999 and as a Portfolio Manager and Head of the Structured Products Investment Team of the Adviser with over 15 years of industry experience, Ms. Russell-Dowe is responsible for the Adviser’s CMBS, RMBS and ABS exposures and the establishment of portfolio objectives and strategies. Prior to joining the Adviser, she was a Vice President in the Residential Mortgage-Backed Securities Group at Duff & Phelps Credit Rating Company (DCR), and was responsible for the rating and analysis of residential mortgage-backed transactions.

Ms. Russell-Dowe received a BA in economics from Princeton University and an MBA from Columbia University, where she graduated as valedictorian.

Management of Other Accounts

The portfolio manager listed below manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The table below shows the number of other accounts managed by Ms. Russell-Dowe and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2009	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Michelle Russell-Dowe	Registered Investment Company	4	$ 332 million	0	0
	Other Pooled Investment Vehicles	0	$ 0	0	0
	Other Accounts	32	$ 6 billion	0	0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio manager as of November 30, 2009.

Dollar Range of Securities Owned
Michelle Russell-Dowe	$ 1 - $ 10,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrant have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)      The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)      As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  None.

    (2)  A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3) None.

(b)      A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS TOTAL RETURN FUND, INC.

By:	/s/ John J. Feeney, Jr.
John J. Feeney, Jr.
Principal Executive Officer

Date:  January 29, 2010

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John J. Feeney, Jr.
John J. Feeney, Jr.
Principal Executive Officer

Date:  January 29, 2010

By:	/s/ Steven M. Pires
Steven M. Pires
Treasurer and Principal Financial Officer

Date:  January 29, 2010